UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08215

Name of Fund: BlackRock MuniHoldings Fund II, Inc. (MUH)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings

            Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2016

Date of reporting period: 10/31/2015

Item 1  –  Report to Stockholders

OCTOBER 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock MuniEnhanced Fund, Inc. (MEN)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniHoldings Fund II, Inc. (MUH)

BlackRock MuniHoldings Quality Fund, Inc. (MUS)

BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

BlackRock MuniVest Fund II, Inc. (MVT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions were the overarching themes driving financial markets during the 12-month period ended October 31, 2015. U.S. economic growth was picking up considerably toward the end of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (the “Fed”) would eventually be inclined to raise short-term interest rates, while international markets struggled even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, fueling a sell-off in energy-related assets and emerging markets. U.S. Treasury bonds benefited as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks temporarily abated, and the U.S. economy hit a soft patch amid a harsh winter and a west coast port strike. High valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia began to improve, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar posed another significant headwind for the asset class.

U.S. economic growth regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. These concerns abated when the Greek parliament passed a series of austerity and reform measures in July. But the market’s calm was short-lived. Signs of weakness in China’s economy sparked extreme levels of volatility in Chinese equities despite policymakers’ attempts to stabilize the market.

Higher volatility spread through markets globally in the third quarter as further evidence of deceleration in China stoked worries about overall global growth. Weakening Chinese demand caused oil prices to slide once again and ignited another steep sell-off in emerging markets. Speculation as to whether the Fed would raise rates at its September meeting further fueled global volatility. Ultimately, the Fed postponed the rate hike, but this brought little relief in the markets as the central bank’s decision reinforced investors’ concerns about the state of the global economy. Stock markets finished the third quarter with the worst performance since 2011. High yield bonds also declined, while higher quality assets, including U.S. Treasury bonds, municipal bonds and investment grade credit benefited from investors seeking shelter amid global uncertainty.

The period ended with a strong October rally in risk assets. Given the recent scarcity of evidence of global growth, equity markets had become more reliant on central banks to drive performance. Although October brought generally soft economic data and lower growth estimates, global equities powered higher as China’s central bank provided more stimulus, the European Central Bank poised for more easing and soft U.S. data pushed back expectations for a Fed rate hike. Treasury bonds declined in October while all other asset classes benefited from investors’ increased risk appetite.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.77%	5.20%
U.S. small cap equities (Russell 2000® Index)	(4.12)	0.34
International equities (MSCI Europe, Australasia, Far East Index)	(6.44)	(0.07)
Emerging market equities (MSCI Emerging Markets Index)	(17.75)	(14.53)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.02)	3.57
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.58	2.87
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.38)	(1.91)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended October 31, 2015

Municipal Market Conditions

Municipal bonds generated positive performance for the period, due to a favorable supply-and-demand environment and declining interest rates. (Bond prices rise as rates fall.) Interest rates moved lower as 2014 came to a close, even as the U.S. Federal Reserve (“Fed”) curtailed its open-market bond purchases. This, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in strong demand for fixed income investments in 2014, with municipal bonds being one of the stronger-performing sectors for the year. This trend continued into the beginning of 2015 until rate volatility ultimately increased in February as a result of uneven U.S. economic data and widening central bank divergence, i.e., rate cuts outside the United States while the Fed poised for normalizing U.S. rates. During the 12 months ended October 31, 2015, municipal bond funds garnered net inflows of approximately $16 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $415 billion (considerably higher than the $319 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 60%) as issuers took advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of October 31, 2015
6 months: 1.58%
12 months: 2.87%

A Closer Look at Yields

From October 31, 2014 to October 31, 2015, yields on AAA-rated 30-year municipal bonds rose by 6 basis points (“bps”) from 3.01% to 3.07%, while 10-year rates fell by 3 bps from 2.07% to 2.04% and 5-year rates increased 5 bps from 1.12% to 1.17% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 12 bps and the spread between 2- and 10-year maturities flattened by 21 bps.

During the same time period, U.S. Treasury rates fell by 12 bps on 30-year bonds, 18 bps on 10-year bonds and 9 bps on 5-year bonds. Accordingly, tax-exempt municipal bonds underperformed Treasuries, most notably in the intermediate part of the curve as a result of increased supply and tempered demand. In absolute terms, the positive performance of muni bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities had become scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five largest states in terms of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of October 31, 2015, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Fund’s Common Shares than if the Funds were not leveraged. In addition, the Funds may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Funds incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment advisor will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”), (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	5

Fund Summary as of October 31, 2015	BlackRock MuniAssets Fund, Inc.

Fund Overview

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by Standard & Poor’s Corporation (“S&P”)) or non-rated securities which are of comparable quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of October 31, 2015 ($13.65)[1]	5.27%
Tax Equivalent Yield[2]	9.31%
Current Monthly Distribution per Common Share[3]	$0.06
Current Annualized Distribution per Common Share[3]	$0.72
Economic Leverage as of October 31, 2015[4]	12%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
MUA[1]	(1.36)%	2.25%
Lipper Closed-End High Yield Municipal Debt Funds[2]	(0.64)%	2.29%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds produced a modest gain during the six-month reporting period. U.S. Treasury yields rose (as prices fell), with the bulk of the increase occurring from the beginning of April through the first week of June. While yields subsequently declined amid signs of slowing global growth, the rally was not sufficient to make up for the earlier weakness. Municipal issues outperformed Treasuries due in part to an increasingly favorable balance of supply and demand in the market, as the heavy new issuance that characterized the first half of 2015 began to abate at mid-year. In addition, overall state and local government finances continued to benefit from improving revenues despite the pension-funding issues in specific areas such as Illinois and New Jersey.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. Fund holdings in non-investment grade and unrated securities contributed to performance both in terms of price appreciation and incremental income. BBB-rated bonds, which represented the Fund’s largest concentration among the various credit tiers, also contributed significantly as persistent demand from yield-seeking investors caused yield spreads to tighten. Sector concentrations in tobacco, healthcare and other industries such as infrastructure and residential/commercial development projects were top performers. The Fund’s yield curve positioning also proved beneficial given its investments along the intermediate maturity spectrum, where yields fell modestly even as longer-term rates slightly increased. In addition, the Fund’s use of leverage provided both incremental return and income in a relatively stable rate environment.

•

The largest detractors from Fund performance were primarily a handful of specific holdings that experienced price declines due to weakening financial conditions and, in one case, concern that the bond would be subject to extraordinary redemption at par.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

BlackRock MuniAssets Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/15	4/30/15	Change	High	Low
Market Price	$13.65	$14.22	(4.01)%	$14.22	$13.35
Net Asset Value	$14.05	$14.12	(0.50)%	$14.12	$13.84

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	10/31/15	4/30/15
Health	22%	26%
Transportation	20	19
County/City/Special District/School District	14	16
Tobacco	11	10
Education	9	8
Utilities	9	9
Corporate	9	8
State	3	3
Housing	3	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	10/31/15	4/30/15
AA/Aa	21%	18%
A	9	7
BBB/Baa	25	27
BB/Ba	10	9
B/B	7	8
CCC/Caa	—	1
N/R2	28	30

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2015 and April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents 4% and 5%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	8%
2016	2
2017	5
2018	8
2019	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	7

Fund Summary as of October 31, 2015	BlackRock MuniEnhanced Fund, Inc.

Fund Overview

BlackRock MuniEnhanced Fund, Inc.’s (MEN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal bonds rated investment grade quality at the time of investment and invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of October 31, 2015 ($11.82)[1]	6.14%
Tax Equivalent Yield[2]	10.85%
Current Monthly Distribution per Common Share[3]	$0.0605
Current Annualized Distribution per Common Share[3]	$0.7260
Economic Leverage as of October 31, 2015[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
MEN[1]	4.56%	2.22%
Lipper General & Insured Municipal Debt Funds (Leveraged)[2]	1.77%	2.20%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds produced a modest gain during the six-month reporting period. U.S. Treasury yields rose (as prices fell), with the bulk of the increase occurring from the beginning of April through the first week of June. While yields subsequently declined amid signs of slowing global growth, the rally was not sufficient to make up for the earlier weakness. Municipal issues outperformed Treasuries due in part to an increasingly favorable balance of supply and demand in the market, as the heavy new issuance that characterized the first half of 2015 began to abate at mid-year. In addition, overall state and local government finances continued to benefit from improving revenues.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. The Fund’s duration exposure, or interest rate sensitivity, contributed positively to performance. The Fund’s exposure to five-year segment of the yield curve, which outperformed, aided results as well. The Fund also benefited from its positions in the transportation and school district sectors.

•

The Fund’s absolute performance was negatively impacted by its positions in New Jersey state-appropriated issues, as well as in certain securities in Illinois. The yield spreads on these securities rose significantly due to concerns about pension funding and the resulting downgrades to the issuers’ credit ratings.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

BlackRock MuniEnhanced Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/15	4/30/15	Change	High	Low
Market Price	$11.82	$11.67	1.29%	$11.82	$10.87
Net Asset Value	$12.15	$12.27	(0.98)%	$12.27	$11.92

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	10/31/15	4/30/15
County/City/Special District/School District	25%	27%
Transportation	21	20
State	15	15
Utilities	15	16
Health	10	9
Education	9	10
Corporate	3	2
Housing	1	1
Tobacco	1	—

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	10/31/15	4/30/15
AAA/Aaa	9%	11%
AA/Aa	58	58
A	25	25
BBB/Baa	7	6
N/R	1	—	[2]

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Representing less than 1% of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	6%
2016	3
2017	10
2018	11
2019	15

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	9

Fund Summary as of October 31, 2015	BlackRock MuniHoldings Fund, Inc.

Fund Overview

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of October 31, 2015 ($16.97)[1]	6.08%
Tax Equivalent Yield[2]	10.74%
Current Monthly Distribution per Common Share[3]	$0.086
Current Annualized Distribution per Common Share[3]	$1.032
Economic Leverage as of October 31, 2015[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
MHD[1]	1.57%	2.30%[4]
Lipper General & Insured Municipal Debt Funds (Leveraged)[2]	1.77%	2.20%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

[4]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds produced a modest gain during the six-month reporting period. U.S. Treasury yields rose (as prices fell), with the bulk of the increase occurring from the beginning of April through the first week of June. While yields subsequently declined amid signs of slowing global growth, the rally was not sufficient to make up for the earlier weakness. Municipal issues outperformed Treasuries due in part to an increasingly favorable balance of supply and demand in the market, as the heavy new issuance that characterized the first half of 2015 began to abate at mid-year. In addition, overall state and local government finances continued to benefit from improving revenues.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s use of leverage provided both incremental return and income in a relatively stable rate environment.

•

The Fund’s positions in AA rated bonds, as well as in those on the lower end of the investment grade spectrum, were key drivers of its six-month results. The Fund benefited from the additional yield these securities generated, as well as the ongoing decline in yield spreads in these market segments. The Fund’s positions in the transportation, healthcare, utilities and tobacco sectors also aided performance.

•

The Fund’s overall yield curve positioning was a modest detractor from performance, due largely to its investments in longer-maturity bonds issued by Illinois and New Jersey. Ongoing concerns regarding the states’ budget and pension-funding challenges undermined valuations for both state and local general obligation debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

BlackRock MuniHoldings Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/15	4/30/15	Change	High	Low
Market Price	$16.97	$17.25	(1.62)%	$17.30	$15.75
Net Asset Value	$17.43	$17.59	(0.91)%	$17.59	$17.08

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	10/31/15	4/30/15
Transportation	25%	25%
Health	18	18
County/City/Special District/School District	12	12
Utilities	12	11
State	12	11
Education	10	10
Corporate	7	8
Tobacco	4	4
Housing	—	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	10/31/15	4/30/15
AAA/Aaa	5%	8%
AA/Aa	46	44
A	26	26
BBB/Baa	12	11
BB/Ba	5	4
B	1	2
CCC/Caa[2]	—	—
N/R3	5	5

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Representing less than 1% of the Fund’s total investments.

[3]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2015 and April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade each represents 1% of the Fund’s total investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2015	4%
2016	3
2017	5
2018	6
2019	26

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	11

Fund Summary as of October 31, 2015	BlackRock MuniHoldings Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Fund II, Inc.’s (MUH) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUH
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of October 31, 2015 ($15.04)[1]	6.18%
Tax Equivalent Yield[2]	10.92%
Current Monthly Distribution per Common Share[3]	$0.0775
Current Annualized Distribution per Common Share[3]	$0.9300
Economic Leverage as of October 31, 2015[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
MUH[1]	1.57%	2.24%[4]
Lipper General & Insured Municipal Debt Funds (Leveraged)[2]	1.77%	2.20%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

[4]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds produced a modest gain during the six-month reporting period. U.S. Treasury yields rose (as prices fell), with the bulk of the increase occurring from the beginning of April through the first week of June. While yields subsequently declined amid signs of slowing global growth, the rally was not sufficient to make up for the earlier weakness. Municipal issues outperformed Treasuries due in part to an increasingly favorable balance of supply and demand in the market, as the heavy new issuance that characterized the first half of 2015 began to abate at mid-year. In addition, overall state and local government finances continued to benefit from improving revenues.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s use of leverage provided both incremental return and income in a relatively stable rate environment.

•

The Fund’s positions in AA rated bonds, as well as in those on the lower end of the investment grade spectrum, were key drivers of its six-month results. The Fund benefited from the additional yield these securities generated, as well as the ongoing decline in yield spreads in these market segments. The Fund’s positions in the transportation, healthcare, tobacco and utilities sectors also aided performance.

•

The Fund’s overall yield curve positioning was a modest detractor from performance, due largely to its investments in longer-maturity bonds issued by Illinois and New Jersey. Ongoing concerns regarding the states’ budget and pension-funding challenges undermined valuations for both state and local general obligation debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

BlackRock MuniHoldings Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/15	4/30/15	Change	High	Low
Market Price	$15.04	$15.28	(1.57)%	$15.34	$14.10
Net Asset Value	$16.06	$16.21	(0.93)%	$16.21	$15.76

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	10/31/15	4/30/15
Transportation	24%	23%
Health	18	18
State	14	14
Utilities	12	11
County/City/Special District/School District	12	13
Education	9	9
Corporate	7	7
Tobacco	4	4
Housing	—	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	10/31/15	4/30/15
AAA/Aaa	5%	7%
AA/Aa	48	47
A	25	23
BBB/Baa	12	11
BB/Ba	4	4
B	1	2
N/R2	5	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2015 and April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade each represents 1% and 5%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	5%
2016	3
2017	6
2018	6
2019	28

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	13

Fund Summary as of October 31, 2015	BlackRock MuniHoldings Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund, Inc.’s (MUS) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUS
Initial Offering Date	May 1, 1998
Yield on Closing Market Price as of October 31, 2015 ($13.21)[1]	6.13%
Tax Equivalent Yield[2]	10.83%
Current Monthly Distribution per Common Share[3]	$0.0675
Current Annualized Distribution per Common Share[3]	$0.8100
Economic Leverage as of October 31, 2015[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
MUS[1]	2.30%	2.02%
Lipper General & Insured Municipal Debt Funds (Leveraged)[2]	1.77%	2.20%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds produced a modest gain during the six-month reporting period. U.S. Treasury yields rose (as prices fell), with the bulk of the increase occurring from the beginning of April through the first week of June. While yields subsequently declined amid signs of slowing global growth, the rally was not sufficient to make up for the earlier weakness. Municipal issues outperformed Treasuries due in part to an increasingly favorable balance of supply and demand in the market, as the heavy new issuance that characterized the first half of 2015 began to abate at mid-year. In addition, overall state and local government finances continued to benefit from improving revenues.

•

The Fund’s position in A rated bonds, which outpaced higher-rated bonds amid investors’ continued search for yield, aided performance during the period. The Fund’s exposure to the transportation and tax-backed local sector also enhanced performance. The Fund’s holdings in bonds with shorter call features, which helped reduce its duration exposure, further contributed to returns. (Duration is a measure of interest-rate sensitivity.)

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s minimal cash position and use of leverage provided both incremental return and income. The Fund’s exposure to the long end of the yield curve, which underperformed the intermediate part of the curve, also detracted from performance.

•

The Fund’s holdings in Illinois general obligation bonds and Chicago credits, both of which lagged the return of the broader U.S. municipal bond market, detracted from performance. Both entities faced budget shortfalls and concerns about their ability to meet their long-term pension obligations, which prompted the major rating agencies to downgrade their credit ratings.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

BlackRock MuniHoldings Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/15	4/30/15	Change	High	Low
Market Price	$13.21	$13.32	(0.83)%	$13.33	$12.58
Net Asset Value	$14.41	$14.57	(1.10)%	$14.57	$14.21

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	10/31/15	4/30/15
Transportation	37%	34%
County/City/Special District/School District	27	29
Utilities	13	13
Health	10	9
State	6	8
Education	4	3
Housing	1	2
Tobacco	1	1
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	10/31/15	4/30/15
AAA/Aaa	5%	5%
AA/Aa	61	67
A	29	25
BBB/Baa	—	3
N/R2	1	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents 1% of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	—
2016	1%
2017	—
2018	27
2019	14

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	15

Fund Summary as of October 31, 2015	BlackRock Muni Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni Intermediate Duration Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade and invests at least 80% of its assets in municipal bonds with a duration of three to ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of October 31, 2015 ($14.01)[1]	5.61%
Tax Equivalent Yield[2]	9.91%
Current Monthly Distribution per Common Share[3]	$0.0655
Current Annualized Distribution per Common Share[3]	$0.7860
Economic Leverage as of October 31, 2015[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
MUI[1]	(0.40)%	2.35%
Lipper Intermediate Municipal Debt Funds[2]	0.72%	1.76%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds produced a modest gain during the six-month reporting period. U.S. Treasury yields rose (as prices fell), with the bulk of the increase occurring from the beginning of April through the first week of June. While yields subsequently declined amid signs of slowing global growth, the rally was not sufficient to make up for the earlier weakness. Municipal issues outperformed Treasuries due in part to an increasingly favorable balance of supply and demand in the market, as the heavy new issuance that characterized the first half of 2015 began to abate at mid-year. In addition, state and local government finances continued to benefit from improving revenues.

•

Given that overall tax-exempt rates declined, the Fund’s longer duration added to performance. However, its position in longer-dated bonds with maturities beyond 25 years was a small detractor from performance given that longer-dated bonds finished with slightly higher yields. The Fund’s investments in the tax-backed (local and states), healthcare and transportation sectors were positive contributors to performance. The Fund’s positions in lower coupon bonds and bonds with better call protection also benefited returns, as both segments outperformed. From a credit rating perspective, the best returns came from the portfolio’s higher-yielding and lower-rated investment-grade credits. Nevertheless, the Fund’s high-quality pre-refunded bonds also contributed positively to performance. Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s use of leverage generated added income.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

BlackRock Muni Intermediate Duration Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/15	4/30/15	Change	High	Low
Market Price	$14.01	$14.47	(3.18)%	$14.47	$13.48
Net Asset Value	$15.78	$15.86	(0.50)%	$15.86	$15.51

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	10/31/15	4/30/15
Transportation	24%	23%
County/City/Special District/School District	20	19
State	16	16
Education	11	9
Utilities	10	10
Health	9	9
Corporate	6	10
Housing	2	2
Tobacco	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	10/31/15	4/30/15
AAA/Aaa	4%	4%
AA/Aa	46	50
A	40	35
BBB/Baa	6	7
BB/Ba	1	1
B	1	1
CCC/Caa	—	—	[2]
N/R3	2	2

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Representing less than 1% of the Fund’s total investments.

[3]

The investment advisor evaluates the credit quality of unrated Investments based upon certain factors including but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2015 and April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents 1% and less than 1%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2015	4%
2016	2
2017	6
2018	6
2019	10

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	17

Fund Summary as of October 31, 2015	BlackRock MuniVest Fund II, Inc.

Fund Overview

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of October 31, 2015 ($16.07)[1]	6.20%
Tax Equivalent Yield[2]	10.95%
Current Monthly Distribution per Common Share[3]	$0.083
Current Annualized Distribution per Common Share[3]	$0.996
Economic Leverage as of October 31, 2015[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
MVT[1]	2.08%	2.25%[4]
Lipper General & Insured Municipal Debt Funds (Leveraged)[2]	1.77%	2.20%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Fund’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[4]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds produced a modest gain during the six-month reporting period. U.S. Treasury yields rose (as prices fell), with the bulk of the increase occurring from the beginning of April through the first week of June. While yields subsequently declined amid signs of slowing global growth, the rally was not sufficient to make up for the earlier weakness. Municipal issues outperformed Treasuries due in part to an increasingly favorable balance of supply and demand in the market, as the heavy new issuance that characterized the first half of 2015 began to abate at mid-year. In addition, overall state and local government finances continued to benefit from improving revenues.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s use of leverage provided both incremental return and income in a relatively stable rate environment.

•

The Fund’s positions in AA rated bonds, as well as in those on the lower end of the investment grade spectrum, were key drivers of its six-month results. The Fund benefited from the additional yield these securities generated, as well as the ongoing decline in yield spreads in these market segments. The Fund’s positions in the transportation, healthcare, tobacco and utilities sectors also aided performance.

•

The Fund’s overall yield curve positioning was a modest detractor from performance, due largely to its investments in longer-maturity bonds issued by Illinois and New Jersey. Ongoing concerns regarding the states’ budget and pension-funding challenges undermined valuations for both state and local general obligation debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

BlackRock MuniVest Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/15	4/30/15	Change	High	Low
Market Price	$16.07	$16.26	(1.17)%	$16.29	$14.53
Net Asset Value	$15.85	$16.01	(1.00)%	$16.01	$15.56

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	10/31/15	4/30/15
Transportation	24%	24%
Health	17	18
Utilities	13	13
State	13	13
County/City/Special District/School District	11	12
Corporate	8	8
Education	7	6
Tobacco	5	4
Housing	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	10/31/15	4/30/15
AAA/Aaa	6%	8%
AA/Aa	49	49
A	22	21
BBB/Baa	11	11
BB/Ba	4	3
B	2	2
CCC/Caa[2]	—	—
N/R3	6	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Representing less than 1% of Fund’s total investments.

[3]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2015 and April 30, 2015 the market value of unrated securities deemed by the investment advisor to be investment grade represents less than 1% and 1%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2015	5%
2016	3
2017	7
2018	12
2019	22

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	19

Schedule of Investments October 31, 2015 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 2.2%
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.25%, 1/01/17	$895	$900,210
5.25%, 1/01/19	2,000	2,011,640
5.50%, 1/01/21	1,215	1,222,071
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	3,745	4,208,032
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	2,165	2,506,052

		10,848,005
Alaska — 1.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,275	1,275,191
5.00%, 6/01/32	1,500	1,355,385
5.00%, 6/01/46	4,000	3,335,720

		5,966,296
Arizona — 1.4%
City of Phoenix Arizona IDA, RB:
Great Hearts Academies — Veritas Project, 6.30%, 7/01/42	500	528,320
Great Hearts Academies — Veritas Project, 6.40%, 7/01/47	425	450,351
Legacy Traditional Schools Project, Series A, 6.50%, 7/01/34 (a)	570	631,195
Legacy Traditional Schools Project, Series A, 6.75%, 7/01/44 (a)	1,000	1,116,220
City of Phoenix Arizona IDA, Refunding RB (a):
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/35	305	308,477
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/45	855	848,400
Legacy Traditional School Projects, 5.00%, 7/01/35	320	317,997
Legacy Traditional School Projects, 5.00%, 7/01/45	255	243,604
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,650	1,838,727
University Medical Center Corp., RB, 6.50%, 7/01/19 (b)	500	596,630

		6,879,921
California — 4.6%
California County Tobacco Securitization Agency, RB, Asset-Backed, 5.60%, 6/01/36	1,285	1,248,262
California Municipal Finance Authority, RB, Urban Discovery Academy Project (a):
5.50%, 8/01/34	315	324,900
6.00%, 8/01/44	665	691,534
6.13%, 8/01/49	580	603,844
California School Finance Authority, RB:
Alliance for College Ready Public School — 2023 Union LLC Project, Series A, 6.40%, 7/01/48	1,570	1,774,587

Municipal Bonds	Par (000)	Value
California (continued)
California School Finance Authority, RB (continued):
Value Schools, 6.65%, 7/01/33	$435	$481,475
Value Schools, 6.90%, 7/01/43	975	1,090,928
California Statewide Communities Development Authority, Refunding RB, American Baptist Homes of the West, 6.25%, 10/01/39	2,175	2,395,567
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement, Series B, 6.00%, 5/01/43	1,650	1,650,132
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	900	1,091,232
6.50%, 5/01/42	2,220	2,671,370
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	375	447,210
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 6/01/48	2,885	3,260,338
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Senior, Series A-1, 5.75%, 6/01/47	3,980	3,645,799
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	1,490	1,490,060

		22,867,238
Colorado — 1.8%
Castle Oaks Metropolitan District No. 3, GO, 6.25%, 12/01/44	500	496,650
Copperleaf Metropolitan District No 2, GO, Refunding, 5.75%, 12/01/45	720	743,342
Foothills Metropolitan District, Special Assessment Bonds, 6.00%, 12/01/38	5,985	6,344,878
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 1/15/34	1,500	1,689,120

		9,273,990
Connecticut — 1.0%
Mohegan Tribal Finance Authority, RB, 7.00%, 2/01/45 (a)	755	643,660
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 2/01/45 (a)	1,420	1,440,320
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	2,755	2,748,829

		4,832,809
Delaware — 0.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,000	1,115,040
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,280	2,366,982

		3,482,022

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	IDB	Industrial Development Board
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	ISD	Independent School District
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	LRB	Lease Revenue Bonds
AMT	Alternative Minimum Tax (subject to)	GARB	General Airport Revenue Bonds	M/F	Multi-Family
ARB	Airport Revenue Bonds	GO	General Obligation Bonds	NPFGC	National Public Finance Guarantee Corp.
BARB	Building Aid Revenue Bonds	GTD	Guaranteed	PSF-GTD	Permanent School Fund Guaranteed
BHAC	Berkshire Hathaway Assurance Corp.	HDA	Housing Development Authority	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	HFA	Housing Finance Agency	S/F	Single-Family
COP	Certificates of Participation	IDA	Industrial Development Authority

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Municipal Bonds	Par (000)	Value
District of Columbia — 0.4%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.50%, 5/15/33	$1,755	$2,164,020
Florida — 10.0%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 5/01/43	1,570	1,619,785
Capital Trust Agency, Inc., RB, 1st Mortgage, Silver Creek St. Augustine Project:
8.25%, 1/01/44	515	465,936
8.25%, 1/01/49	1,105	999,782
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 5/15/44 (a)	2,510	2,959,842
County of Miami-Dade Florida IDA, RB, Series A:
5.00%, 6/01/35	1,460	1,477,681
5.00%, 6/01/40	2,000	2,005,960
5.00%, 6/01/48	2,815	2,801,403
County of Palm Beach Florida Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/33	3,500	3,822,595
Florida Development Finance Corp., RB, Renaissance Charter School, Series A:
5.75%, 6/15/29	690	700,723
6.00%, 6/15/34	835	849,537
6.13%, 6/15/44	3,220	3,250,848
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 5/01/43	1,970	2,032,469
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	410	411,353
Jacksonville Economic Development Commission, RB, Gerdau Ameristeel U.S. Inc., AMT, 5.30%, 5/01/37	4,500	4,509,585
Jacksonville Economic Development Commission, Refunding RB, Florida Proton Therapy Institute, Series A, 6.00%, 9/01/17 (a)	535	574,986
Lakewood Ranch Stewardship District, Refunding, Special Assessment Bonds, Lakewood Center & New Sector Projects, 8.00%, 5/01/40	1,485	1,838,653
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (b)	4,550	5,987,254
Midtown Miami Community Development District, Refunding, Special Assessment Bonds:
Series A, 5.00%, 5/01/37	845	885,906
Series B, 5.00%, 5/01/37	495	518,963
Palm Beach County Health Facilities Authority, Refunding RB, Series A, 7.25%, 6/01/34	500	593,895
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (c)(d)	4,458	1,826,842
Tampa Palms Open Space and Transportation Community Development District, RB, Capital Improvement, Richmond Place Project, 7.50%, 5/01/18	835	836,052
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A2, 0.00%, 5/01/39 (e)	250	187,495
Convertible CAB, Series A3, 0.00%, 5/01/40 (e)	585	349,730
Convertible CAB, Series A4, 0.00%, 5/01/40 (e)	305	135,002
Series 2, 0.00%, 5/01/40 (e)	805	419,630
Series A1, 6.65%, 5/01/40	910	921,448
Tolomato Community Development District:
Series 1, 0.00%, 5/01/40 (e)	1,305	804,337
Series 1, 6.65%, 5/01/40 (c)(d)	50	50,967
Series 3, 6.61%, 5/01/40 (c)(d)	875	9
Series 3, 6.65%, 5/01/40 (c)(d)	710	7

Municipal Bonds	Par (000)	Value
Florida (continued)
Village Community Development District No. 9, Special Assessment Bonds:
6.75%, 5/01/31	$1,660	$2,019,656
7.00%, 5/01/41	2,665	3,257,563
5.50%, 5/01/42	1,235	1,409,913

		50,525,807
Georgia — 2.3%
City of Atlanta Georgia, Tax Allocation Bonds, Princeton Lakes Project, 5.50%, 1/01/31	1,035	1,036,718
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	2,615	2,710,291
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 6/01/29	3,365	4,116,943
County of Gainesville & Hall Georgia Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2:
6.38%, 11/15/29	700	790,986
6.63%, 11/15/39	880	993,582
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3&4 Project, Series A, 5.00%, 7/01/60	1,635	1,736,533

		11,385,053
Guam — 1.2%
Guam Government Waterworks Authority, RB, Water & Wastewater System:
5.25%, 7/01/33	1,450	1,615,184
5.50%, 7/01/43	2,415	2,702,819
Territory of Guam, GO, Series A:
6.00%, 11/15/19	505	558,707
7.00%, 11/15/19 (b)	1,115	1,374,851

		6,251,561
Illinois — 5.1%
City of Chicago Illinois, GO, Series A, 5.50%, 1/01/39	3,600	3,690,900
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	1,930	1,726,269
Illinois Finance Authority, Refunding RB:
CAB, Clare Water Tower, Series B, 0.00%, 5/15/50 (c)(d)(f)	1,214	12
Clare Water Tower, Series A-7, 6.13%, 5/15/41 (c)(d)	3,129	31
Friendship Village of Schaumburg, 7.25%, 2/15/45	4,000	4,268,640
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,395	2,512,618
Primary Health Care Centers Program, 6.60%, 7/01/24	1,085	1,092,053
Rogers Park Montessori School Project, Series 2014, 6.00%, 2/01/34	365	377,673
Rogers Park Montessori School Project, Series 2014, 6.13%, 2/01/45	860	880,864
Roosevelt University Project, 6.50%, 4/01/44	4,170	4,514,692
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.50%, 6/15/53	2,370	2,564,577
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	180	210,006
6.00%, 6/01/28	710	842,010
Village of Lincolnshire Illinois, Special Tax Bonds, Sedgebrook Project, 6.25%, 3/01/34	1,794	1,813,788

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	21

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Municipal Bonds	Par (000)	Value
Illinois (continued)
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	$1,345	$1,345,498

		25,839,631
Indiana — 1.1%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	825	995,140
7.00%, 1/01/44	2,000	2,431,600
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 7/01/44	470	498,365
5.00%, 7/01/48	1,555	1,640,136

		5,565,241
Iowa — 3.5%
Iowa Finance Authority, Refunding RB:
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	4,090	4,333,314
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	2,190	2,393,276
Sunrise Retirement Community Project, 5.50%, 9/01/37	1,355	1,370,271
Sunrise Retirement Community Project, 5.75%, 9/01/43	2,115	2,163,349
Iowa Tobacco Settlement Authority, Refunding RB:
Asset-Backed, CAB, Series B, 5.60%, 6/01/34	1,200	1,183,992
Asset-Backed, Series C, 5.63%, 6/01/46	1,565	1,503,855
Series C, 5.38%, 6/01/38	4,900	4,598,405

		17,546,462
Kentucky — 0.9%
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing, First Tier, Series A, 5.75%, 7/01/49	4,000	4,475,680
Louisiana — 2.9%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 9/15/44 (a)	1,055	1,067,955
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	5,000	5,420,800
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	1,855	2,059,310
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 5/15/35	5,570	6,172,953

		14,721,018
Maine — 0.7%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	2,955	3,342,548
Maryland — 2.0%
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	2,840	3,185,486
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	3,615	3,940,277
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	3,085	3,067,354

		10,193,117

Municipal Bonds	Par (000)	Value
Massachusetts — 2.8%
Massachusetts Development Finance Agency, RB:
Boston Medical Center, Series D, 4.00%, 7/01/45	$2,480	$2,445,925
Boston Medical Center, Series D, 5.00%, 7/01/44	5,905	6,369,428
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	1,025	1,154,252
North Hill Communities Issue, Series A, 6.50%, 11/15/43 (a)	2,020	2,182,469
Massachusetts Development Finance Agency, Refunding RB, Tufts Medical Center, Series I, 6.75%, 1/01/36	1,490	1,750,184

		13,902,258
Michigan — 0.9%
City of Detroit Michigan, GO, Financial Recovery (e)(g):
Series B-1, 4.00%, 4/01/44	315	182,611
Series B-2, 4.00%, 4/01/44	100	46,359
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	2,785	3,015,682
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	415	430,201
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	920	971,134

		4,645,987
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/18 (b)	1,785	2,093,341
City of Rochester Minnesota, RB, Health Care And Facility Homestead Rochester Incorporate, 5.00%, 12/01/49 (h)	1,335	1,309,328

		3,402,669
Missouri — 1.0%
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A, 8.25%, 5/15/39	2,315	2,625,279
Lees Summit Industrial Development Authority, RB, John Knox Obligated Group, 5.25%, 8/15/39	2,235	2,286,964

		4,912,243
New Jersey — 4.2%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,065	1,074,116
5.25%, 11/01/44	770	772,741
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	1,150	1,172,977
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	2,250	2,693,363
Team Academy Charter School Project, 6.00%, 10/01/43	1,530	1,712,759
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	2,155	2,297,747
New Jersey EDA, Refunding RB, Series A, 6.00%, 8/01/49 (a)	500	511,735
New Jersey Health Care Facilities Financing Authority, Refunding RB:
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	2,650	3,026,379
St. Joseph’s Healthcare System, 6.63%, 7/01/38	4,090	4,528,448

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Tobacco Settlement Financing Corp., New Jersey, Refunding RB, Series 1A, 5.00%, 6/01/29	$3,735	$3,279,442

		21,069,707
New Mexico — 0.6%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	2,970	3,044,666
New York — 8.3%
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 8.00%, 8/01/28 (g)	1,765	1,863,964
British Airways PLC Project, 7.63%, 12/01/32	4,130	4,186,457
City of New York New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series C-1:
6.50%, 7/01/24	610	611,171
6.63%, 7/01/29	1,100	1,102,222
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	5,400	5,573,340
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, 5.00%, 8/01/46	2,520	2,351,538
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,354	1,488,595
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project, 5.00%, 1/01/34	1,000	1,067,520
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	2,890	2,748,679
Metropolitan Transportation Authority, RB, Series C, 6.50%, 11/15/28	2,000	2,333,320
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,270	1,430,973
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	5,020	5,070,802
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	455	471,799
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	1,080	1,130,738
3 World Trade Center Project, Class 3, 7.25%, 11/15/44 (a)	1,565	1,851,113
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	1,335	1,343,157
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	1,340	1,553,288
TSASC, Inc., Refunding RB, Series 1, 5.00%, 6/01/34	1,135	1,085,820
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	4,800	4,665,936

		41,930,432
North Carolina — 1.5%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Series A:
Deerfield Project, 6.13%, 11/01/38	4,565	4,985,436
Retirement Facilities Whitestone Project, 7.75%, 3/01/31	1,000	1,144,660
Retirement Facilities Whitestone Project, 7.75%, 3/01/41	1,420	1,622,180

		7,752,276

Municipal Bonds	Par (000)	Value
North Dakota — 0.1%
City of Williston North Dakota, RB, Eagle Crest Apartments LLC Project, 7.75%, 9/01/38	$345	$357,206
Ohio — 1.7%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed Bonds, Series A-2:
5.75%, 6/01/34	6,745	5,881,033
6.00%, 6/01/42	3,040	2,645,712

		8,526,745
Oklahoma — 0.3%
Oklahoma Development Finance Authority, Refunding RB, Inverness Village Community, 6.00%, 1/01/32	1,305	1,369,206
Oregon — 0.8%
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront, 5.50%, 10/01/49	1,765	1,907,842
Polk County Hospital Facility Authority, RB, Dallas Retirement Village Project, Series A:
5.13%, 7/01/35	620	620,893
5.38%, 7/01/45	1,435	1,437,023

		3,965,758
Pennsylvania — 4.5%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	4,170	4,319,703
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/36	2,000	2,152,120
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 1/01/19 (b)	5,550	6,478,293
6.38%, 1/01/39	615	703,333
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.25%, 7/01/26	1,160	1,203,477
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 7/01/32	1,800	1,863,828
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bond, 7.00%, 7/01/32	2,110	2,286,586
Pennsylvania Economic Development Financing Authority, Refunding RB:
National Gypson Co., AMT, 5.50%, 11/01/44	2,710	2,783,549
PPL Energy Supply, Series A, 6.40%, 12/01/38	1,000	1,044,930

		22,835,819
Rhode Island — 1.7%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35 (c)(d)	4,190	1,041,718
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	980	1,001,677
Series B, 4.50%, 6/01/45	5,055	4,917,757
Series B, 5.00%, 6/01/50	1,500	1,512,450

		8,473,602
Texas — 10.4%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33 (c)(d)	5,080	292,100
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 0.00%, 1/01/28 (f)	1,000	605,170
CAB, 0.00%, 1/01/29 (f)	2,000	1,145,040
CAB, 0.00%, 1/01/30 (f)	1,170	637,638

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	23

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Municipal Bonds	Par (000)	Value
Texas (continued)
Central Texas Regional Mobility Authority, Refunding RB: (continued)
CAB, 0.00%, 1/01/33 (f)	$3,690	$1,730,278
CAB, 0.00%, 1/01/34 (f)	4,000	1,763,080
Senior Lien, 6.25%, 1/01/46	2,210	2,535,489
City of Houston Texas Airport System, Refunding ARB, AMT:
Special Facilities, Continental Airlines, Inc., Series A, 6.63%, 7/15/38	2,890	3,327,633
United Airlines, Inc. Terminal E Project, 5.00%, 7/01/29	910	970,569
Clifton Higher Education Finance Corp., ERB, Idea Public Schools:
5.50%, 8/15/31	955	1,051,665
5.75%, 8/15/41	720	801,425
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/45	5,040	5,662,793
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	475	558,106
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	2,090	2,370,039
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Series A:
CC Young Memorial Home, 8.00%, 2/15/38	1,745	1,963,387
Senior Living Center Project, 8.25%, 11/15/44	4,200	4,185,972
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	865	910,784
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 1/01/46	3,080	3,431,674
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (b)	860	1,026,952
Mesquite Health Facility Development Corp., Refunding RB, 5.13%, 2/15/42	810	831,676
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project:
5.88%, 4/01/36	1,210	1,353,542
6.00%, 4/01/45	1,845	2,073,503
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.25%, 12/01/47	1,600	1,681,632
Red River Health Facilities Development Corp., First MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42	2,895	2,697,706
Wichita Falls Retirement Foundation, 5.13%, 1/01/41	900	920,097
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,775	4,472,960
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,493,530

		52,494,440
Utah — 0.6%
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,950	3,093,134
Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	770	804,019

Municipal Bonds	Par (000)	Value
Virginia — 3.1%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	$2,500	$2,591,675
Lower Magnolia Green Community Development Authority, Special Assessment Bonds (a):
5.00%, 3/01/35	510	508,715
5.00%, 3/01/45	520	511,316
Mosaic District Community Development Authority, Special Assessment, Series A:
6.63%, 3/01/26	1,485	1,687,331
6.88%, 3/01/36	1,300	1,475,565
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45 (a)	535	539,457
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A (a):
Series A, 5.00%, 7/01/35	130	133,198
5.00%, 7/01/45	375	378,124
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	6,805	7,713,535

		15,538,916
Washington — 0.6%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	1,455	1,587,682
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	1,495	1,561,916

		3,149,598
Wisconsin — 0.3%
Wisconsin Health & Educational Facilities Authority, Refunding RB, St. Johns Communities, Inc., Series A:
7.25%, 9/15/29	425	498,440
7.63%, 9/15/39	855	1,007,489

		1,505,929
Total Municipal Bonds — 87.3%		438,935,029

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Colorado — 2.5%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 1/01/40	11,468	12,606,595
Florida — 3.2%
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A, AMT (AGC), 5.25%, 10/01/33	15,000	16,421,400
Illinois — 4.1%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A (NPFGC), 5.00%, 1/01/33 (j)	6,507	6,557,870
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	7,180	8,442,172
State of Illinois Toll Highway Authority, RB, Senior Priority, Series A, 5.00%, 1/01/40	5,056	5,590,121

		20,590,163
New York — 13.6%
City of New York New York Housing Development Corp., RB, M/F Housing, Series D-1, Class B, 4.25%, 11/01/45	8,996	9,078,600

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
New York (continued)
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2013, Series CC, 5.00%, 6/15/47	$14,181	$15,773,800
Series HH, 5.00%, 6/15/31 (j)	8,610	9,951,094
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	4,520	5,140,673
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	18,104	20,760,134
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (j)	6,600	7,600,359

		68,304,660
Washington — 1.8%
City of Bellingham Washington, RB, Water & Sewer, 5.00%, 8/01/40	7,966	8,901,446
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.2%		126,824,264
Total Long-Term Investments (Cost — $534,584,314) — 112.5%		565,759,293

Short Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.02% (k)(l)	734,168	$734,168
Total Short-Term Securities (Cost — $734,168) — 0.1%		734,168
Total Investments (Cost — $535,318,482) — 112.6%		566,493,461
Other Assets Less Liabilities — 1.4%		6,952,146
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.0)%		(70,445,477)

Net Assets — 100.0%		$503,000,130

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Non-income producing security.

(e)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of period end.

(f)	Zero-coupon bond.

(g)	Variable rate security. Rate shown is as of period end.

(h)	When-issued security.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between February 15, 2019 to January 1, 2033, is $16,356,996.

(k)	During the six months ended October 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at October 31, 2015	Income
FFI Institutional Tax-Exempt Fund	961,095	(226,927)	734,168	$207

(l)	Represents the current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(28)	10-Year U.S. Treasury Note	December 2015	$3,575,250	$51,435
(20)	5-Year U.S. Treasury Note	December 2015	$2,395,469	26,734
(13)	Long U.S. Treasury Bond	December 2015	$2,033,687	39,984
(4)	U.S. Ultra Bond	December 2015	$639,000	13,620
Total				$131,773

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	25

Schedule of Investments (concluded)	BlackRock MuniAssets Fund, Inc. (MUA)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$131,773	—	$131,773

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(594,791)	—	$(594,791)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$486,072	—	$486,072

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$16,874,297

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$565,759,293	—	$565,759,293
Short-Term Securities	$734,168	—	—	734,168

Total	$734,168	$565,759,293	—	$566,493,461

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$131,773	—	—	$131,773
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$116,950	—	—	$116,950
Liabilities:
TOB Trust Certificates	—	$(70,423,268)	—	(70,423,268)

Total	$116,950	$(70,423,268)	—	$(70,306,318)

During the six months ended October 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments October 31, 2015 (Unaudited)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.4%
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.50%, 1/01/22	$2,750	$2,766,005
4.75%, 1/01/25	2,200	2,212,804

		4,978,809
Alaska — 0.7%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	990	1,121,571
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC):
6.00%, 9/01/19 (a)	765	907,091
6.00%, 9/01/28	435	510,460

		2,539,122
Arizona — 1.0%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	2,700	2,998,269
5.00%, 10/01/29	400	443,180

		3,441,449
Arkansas — 0.1%
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	390	425,038
California — 19.5%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC) (b):
5.40%, 10/01/24	10,185	10,977,088
5.45%, 10/01/25	3,700	3,991,264
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	6,149,900
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 0.00%, 8/01/37 (c)	2,400	855,504
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	550	626,164
Sutter Health, Series B, 5.88%, 8/15/31	1,200	1,413,828
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/37	1,090	1,241,521
California State University, Refunding RB, Series A:
5.00%, 5/01/17 (a)	850	908,216
5.00%, 11/01/37	1,150	1,213,664
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,480	1,636,170
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,420	1,542,802
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	850	983,960
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/17 (a)	1,500	1,586,670
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,175	2,621,158
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/40	1,490	1,657,804
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	1,300	1,402,219

Municipal Bonds	Par (000)	Value
California (continued)
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (b)	$2,500	$1,745,700
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 8/01/36 (c)	3,750	1,608,712
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 8/01/38 (c)	5,000	1,993,950
San Diego California Unified School District, GO, CAB, Election of 2008 (c):
Series C, 0.00%, 7/01/38	1,600	616,704
Series G, 0.00%, 7/01/34	650	268,359
Series G, 0.00%, 7/01/35	690	267,644
Series G, 0.00%, 7/01/36	1,035	379,007
Series G, 0.00%, 7/01/37	690	236,532
San Diego California Unified School District, GO, Refunding, Series R-1 (c):
0.00%, 7/01/30	5,000	2,915,950
0.00%, 7/01/31	1,280	709,645
San Diego Community College District California, GO, CAB, Election of 2006 (c):
0.00%, 8/01/31	2,145	1,073,594
0.00%, 8/01/32	2,680	1,258,742
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	700	800,695
5.00%, 8/01/38	600	683,214
San Mateo County Community College District, GO, CAB, Election of 2001, Series C (NPFGC), 0.00%, 9/01/30 (c)	12,740	7,771,018
State of California, GO, Refunding, Various Purposes, 5.00%, 10/01/41	1,000	1,121,540
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 8/01/36 (c)	5,500	2,326,555
West Basin Municipal Water District California, COP, Refunding, Series B (AGC), 5.00%, 8/01/30	5,035	5,494,695

		70,080,188
Colorado — 0.6%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	2,000	2,281,080
District of Columbia — 1.5%
District of Columbia Ballpark Revenue, RB, Series B-1 (NPFGC), 5.00%, 2/01/31	5,480	5,531,183
Florida — 15.2%
City of Tallahassee Florida Energy System Revenue, RB, 5.00%, 10/01/37	7,500	8,022,075
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	1,600	1,738,400
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (a)	850	958,001
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/17 (a)	2,625	2,818,384
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,450	1,675,867
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	4,050	4,426,326
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	960	1,113,206
5.38%, 10/01/32	3,160	3,513,509

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	27

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/33	$1,400	$1,563,114
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	2,025	2,421,961
Series B, AMT, 6.00%, 10/01/30	640	777,446
Series B, AMT, 6.25%, 10/01/38	415	504,860
Series B, AMT, 6.00%, 10/01/42	660	773,744
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	190	208,160
County of Orange Florida School Board, COP, Series A, 5.00%, 8/01/16 (a)	2,000	2,070,020
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	2,000	2,321,120
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	275	304,128
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	2,000	2,323,780
5.38%, 10/01/29	1,050	1,226,757
Miami-Dade County Educational Facilities Authority, Refunding RB, University of Miami, Series A, 5.00%, 4/01/40	3,490	3,816,001
Miami-Dade County School Board Foundation Inc, 5.00%, 5/01/33	10,000	10,791,700
South Florida Water Management District, COP, (AGC), 5.00%, 10/01/22	1,000	1,043,520

		54,412,079
Georgia — 3.6%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,150	1,244,403
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	500	582,160
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 1/01/25	7,475	10,215,783
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/31	190	211,649
5.00%, 4/01/33	140	154,766
5.00%, 4/01/44	625	672,063

		13,080,824
Illinois — 18.5%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	5,110	5,945,485
City of Chicago Illinois, GO, Refunding, Series A:
5.00%, 1/01/34	3,750	3,745,312
Project, 5.25%, 1/01/33	1,185	1,207,764
City of Chicago Illinois, GO, 5.25%, 1/01/35	400	404,296
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	3,425	3,446,440
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	900	977,823
Sales Tax Receipts, 5.25%, 12/01/36	595	635,133
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	285	305,888
Illinois Finance Authority, RB, Carle Foundation, Series A:
5.75%, 8/15/34	650	756,743
6.00%, 8/15/41	1,000	1,172,280

Municipal Bonds	Par (000)	Value
Illinois (continued)
Illinois Finance Authority, Refunding RB, Silver Cross Hospital And Medical Centers:
4.13%, 8/15/37	$700	$697,970
5.00%, 8/15/44	350	375,172
Illinois HDA, RB, Liberty Arms Senior Apartments, M/F Housing, Series D, AMT (AMBAC), 4.88%, 7/01/47	2,115	2,116,100
Illinois Municipal Electric Agency, RB, Series A (NPFGC), 5.25%, 2/01/17 (a)	1,000	1,060,210
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	12,490	12,663,236
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, GO, Refunding, 5.25%, 1/01/33	9,145	10,381,038
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC) (c):
0.00%, 12/15/26	5,000	3,268,850
0.00%, 12/15/33	9,950	4,371,234
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B:
CAB (AGM), 0.00%, 6/15/44 (c)	3,450	846,285
4.25%, 6/15/42	1,070	1,004,227
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	675	800,503
Regional Transportation Authority, RB, Series A (AMBAC), 7.20%, 11/01/20	5,555	6,358,086
State of Illinois, GO:
5.25%, 2/01/33	830	875,974
5.50%, 7/01/33	820	880,336
5.25%, 2/01/34	830	873,625
5.50%, 7/01/38	445	469,137
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	905	985,997

		66,625,144
Indiana — 1.0%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,100	1,274,218
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	515	546,080
Private Activity Bond, Ohio River Bridges, AMT, 5.00%, 7/01/40	890	947,325
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.25%, 1/01/29	600	671,358

		3,438,981
Iowa — 3.4%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/37	5,725	6,450,644
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	2,580	2,791,973
5.70%, 12/01/27	1,170	1,258,639
5.80%, 12/01/29	790	848,823
5.85%, 12/01/30	825	887,114

		12,237,193
Louisiana — 1.2%
City of New Orleans Louisiana Aviation Board, RB, Series B, AMT, 5.00%, 1/01/40	2,795	3,016,532

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Municipal Bonds	Par (000)	Value
Louisiana (continued)
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	$1,250	$1,415,687

		4,432,219
Massachusetts — 1.5%
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,150	1,188,927
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,280	1,455,322
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	2,530	2,694,172

		5,338,421
Michigan — 2.8%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/31	2,500	2,737,650
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	400	441,028
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,700	2,001,903
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series D, 5.00%, 9/01/39	1,390	1,514,377
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	145	166,296
Series I-A, 5.38%, 10/15/41	700	801,150
Series II-A (AGM), 5.25%, 10/15/36	900	1,000,899
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	790	836,263
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	380	418,528

		9,918,094
Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A (AGC):
6.50%, 11/15/18 (a)	385	448,629
6.50%, 11/15/38	2,115	2,403,634

		2,852,263
Nebraska — 1.8%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	750	828,667
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.00%, 9/01/32	5,000	5,503,300

		6,331,967
Nevada — 1.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	850	987,301
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	500	559,575
(AGM), 5.25%, 7/01/39	3,800	4,254,366
County of Clark Nevada, RB, Southwest Gas Corp. Project, Series A, AMT (NPFGC), 4.75%, 9/01/36	75	75,417

		5,876,659

Municipal Bonds	Par (000)	Value
New Jersey — 10.1%
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	$3,125	$3,165,344
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	7,800	7,900,698
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	685	743,184
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	1,975	2,281,105
School Facilities Construction (AGC),	25	28,369
6.00%, 12/15/34
Series WW, 5.25%, 6/15/33	155	162,756
Series WW, 5.00%, 6/15/34	205	210,986
Series WW, 5.00%, 6/15/36	1,245	1,275,527
Series WW, 5.25%, 6/15/40	365	380,377
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	895	954,285
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/26	600	663,600
5.75%, 12/01/27	3,870	4,299,957
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,125	1,154,374
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	1,460	1,534,752
Transportation Program, Series AA, 5.00%, 6/15/38	1,760	1,791,997
Transportation System, CAB, Series A, 0.00%, 12/15/29 (c)	4,360	2,091,187
Transportation System, Series A, 5.50%, 6/15/41	2,000	2,121,760
Transportation System, Series AA, 5.50%, 6/15/39	1,150	1,224,232
Transportation System, Series B, 5.50%, 6/15/31	1,000	1,068,090
Transportation System, Series B, 5.00%, 6/15/42	2,500	2,542,750
Transportation System, Series D, 5.00%, 6/15/32	625	644,838

		36,240,168
New York — 5.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	1,425	1,645,191
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	1,600	1,812,848
City of New York New York Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/34	2,750	3,115,832
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	1,480	1,704,028
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo, Series A (AGM), 5.75%, 5/01/17 (a)	1,500	1,618,245
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	700	796,194
Metropolitan Transportation Authority, RB, Series C, 6.50%, 11/15/28	4,000	4,666,640
New York State Dormitory Authority, RB, Series B, 5.75%, 3/15/36	1,200	1,377,888

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	29

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Municipal Bonds	Par (000)	Value
New York (continued)
State of New York HFA, RB, Affordable Housing, M/F, Series B, AMT, 5.30%, 11/01/37	$2,500	$2,556,625

		19,293,491
Ohio — 1.3%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	530	651,863
State of Ohio Turnpike Commission, RB, CAB, Junior Lien, Infrastructure Projects, Series A-2, 0.00%, 2/15/37 (c)	10,000	4,050,500

		4,702,363
Pennsylvania — 5.3%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	1,600	1,732,208
Pennsylvania Economic Development Financing Authority, RB, AMT, Pennsylvania Bridge Finco LP:
5.00%, 12/31/34	7,290	7,878,084
5.00%, 12/31/38	1,305	1,391,626
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	4,125	4,533,334
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	620	685,224
Series C, 5.50%, 12/01/33	555	652,208
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	575	674,314
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	765	845,272
Philadelphia School District, GO, Series E:
2015-2, 6.00%, 9/01/38	395	439,070
6.00%, 9/01/18 (a)	5	5,718

		18,837,058
South Carolina — 5.6%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	115	137,457
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50 (d)	2,330	2,549,603
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,000	3,351,030
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series E, 5.50%, 12/01/53	745	825,982
Series A, 5.50%, 12/01/54	8,725	9,768,772
State of South Carolina Public Service Authority, Refunding RB:
Santee Cooper, Series B, 5.00%, 12/01/38	2,080	2,282,654
Series A, 5.50%, 1/01/19 (a)	80	91,634
Series A, 5.50%, 1/01/38	920	1,027,097

		20,034,229
Tennessee — 1.6%
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Vanderbilt University, Series B, 5.50%, 10/01/29	5,000	5,747,150
Texas — 13.7%
Central Texas Turnpike System, Refunding RB, 2nd Tier, Series C, 5.00%, 8/15/34	605	665,923
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	2,100	2,453,640
5.38%, 11/15/38	1,350	1,528,011

Municipal Bonds	Par (000)	Value
Texas (continued)
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	$575	$638,348
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (c)	2,130	845,887
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	854,175
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,975	2,117,575
Series D, 5.00%, 11/01/42	1,500	1,602,435
Series H, 5.00%, 11/01/32	3,000	3,282,510
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	975	1,127,792
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38 (c)	3,420	1,266,426
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/17 (a)	1,725	1,825,740
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/43 (c)	1,500	354,420
North Texas Tollway Authority, Refunding RB:
1st Tier System, Series A, 6.00%, 1/01/28	2,795	3,205,306
1st Tier System, Series A (NPFGC), 5.75%, 1/01/40	1,600	1,742,784
1st Tier System, Series K-2 (AGC), 6.00%, 1/01/38	4,015	4,537,432
1st Tier System, Series K-1 (AGC), 5.75%, 1/01/38	3,800	4,256,570
Series B, 5.00%, 1/01/40	2,030	2,214,791
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (c):
0.00%, 9/15/35	4,990	2,025,142
0.00%, 9/15/36	11,525	4,402,204
0.00%, 9/15/37	8,245	2,962,181
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/32	705	772,081
Natural Gas Utility Improvements, 5.00%, 12/15/31	1,190	1,298,516
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	3,080	3,347,252

		49,327,141
Washington — 1.1%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/17 (a)	1,600	1,739,152
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	1,015	1,101,579
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	525	570,864
5.25%, 10/01/39	625	689,044

		4,100,639
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,375	1,549,350
Total Municipal Bonds — 120.7%		433,652,302

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Arizona — 0.8%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	$1,200	$1,335,984
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	1,500	1,611,285

		2,947,269
California — 2.0%
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	2,500	2,696,575
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	404	460,979
San Diego County Water Authority Financing Corp., Refunding, Series A:
5.00%, 5/01/18 (a)	466	517,731
5.00%, 5/01/33	2,344	2,548,007
University of California, RB, Series O, 5.75%, 5/15/19 (a)	840	980,392

		7,203,684
Colorado — 2.4%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 7/01/34 (f)	900	1,014,174
5.00%, 2/01/41	7,000	7,544,740

		8,558,914
District of Columbia — 1.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	1,005	1,169,237
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(f)	1,779	2,041,092
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,530	2,812,247

		6,022,576
Florida — 5.5%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/32 (f)	4,000	4,278,440
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	4,480	4,946,502
County of Miami-Dade Florida Water & Sewer System (AGM), 5.00%, 10/01/39	4,621	5,226,935
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34	3,544	3,938,818
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (f)	1,349	1,443,548

		19,834,243
Illinois — 4.1%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	2,000	2,033,560
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	260	262,339
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (f)	4,399	4,878,473
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series A, 5.00%, 1/01/40	2,730	3,018,997
Senior Priority, Series B, 5.50%, 1/01/33	1,880	2,042,501
Series A, 5.00%, 1/01/38	2,138	2,322,980

		14,558,850

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Louisiana — 1.5%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/16 (a)	$5,400	$5,527,440
Michigan — 2.6%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	7,550	8,260,984
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	870	964,247

		9,225,231
Nevada — 3.2%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (f)	3,778	4,334,775
County of Clark Nevada Water Reclamation District, GO, Series B:
Limited Tax, 5.75%, 7/01/34	1,829	2,109,914
5.50%, 7/01/29	4,499	5,143,925

		11,588,614
New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	1,840	1,908,242
New York — 4.2%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	1,260	1,407,759
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	5,680	6,318,419
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	1,665	1,901,397
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	3,470	3,966,036
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	1,300	1,453,738

		15,047,349
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	580	653,846
South Carolina — 0.4%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (f)	1,275	1,423,423
Texas — 1.1%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	2,200	2,309,934
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/17 (a)(f)	1,600	1,723,184

		4,033,118
Utah — 1.5%
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/18 (a)	5,000	5,544,200
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	350	393,588
Washington — 2.2%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (a)	4,004	4,352,508

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	31

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Washington (continued)
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	$2,880	$3,380,112

		7,732,620
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	1,980	2,153,448
Series C, 5.25%, 4/01/39 (f)	1,430	1,545,391

		3,698,839
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.0%		125,902,046
Total Long-Term Investments (Cost — $510,703,796) — 155.7%		559,554,348

Short-Term Securities	Shares	Value

FFI Institutional Tax-Exempt Fund, 0.02% (g)(h)	3,493,908	$3,493,908
Total Short-Term Securities (Cost — $3,493,908) — 1.0%		3,493,908
Total Investments (Cost — $514,197,704) — 156.7%		563,048,256
Other Assets Less Liabilities — 1.4%		4,973,179
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.4)%		(66,199,102)
VRDP Shares, at Liquidation Value — (39.7)%		(142,500,000)

Net Assets Applicable to Common Shares — 100.0%		$359,322,333

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of period end.

(c)	Zero-coupon bond.

(d)	When-issued security.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between February 1, 2016 to December 1, 2029, is $14,901,727.

(g)	During the six months ended October 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at October 31, 2015	Income
FFI Institutional Tax-Exempt Fund	1,577,185	1,916,723	3,493,908	$283

(h)	Represents the current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(30)	10-Year U.S. Treasury Note	December 2015	$3,830,625	$57,745
(20)	5-Year U.S. Treasury Note	December 2015	$2,395,469	26,984
(18)	Long U.S. Treasury Bond	December 2015	$2,815,875	60,733
(3)	U.S. Ultra Bond	December 2015	$479,250	10,215
Total				$155,677

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (concluded)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$155,677	—	$155,677

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(313,138)	—	$(313,138)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$529,949	—	$529,949

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$15,626,625

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$559,554,348	—	$559,554,348
Short-Term Securities	$3,493,908	—	—	3,493,908

Total	$3,493,908	$559,554,348	—	$563,048,256

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Interest rate contracts	$155,677	—	—	$155,677
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$132,900	—	—	$132,900
Liabilities:
TOB Trust Certificates	—	$(66,182,803)	—	(66,182,803)
VRDP Shares	—	(142,500,000)	—	(142,500,000)

Total	$132,900	$(208,682,803)	—	$(208,549,903)

During the six months ended October 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	33

Schedule of Investments October 31, 2015 (Unaudited)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.8%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.00%, 1/01/24	$4,550	$4,576,109
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	570	608,572
Senior Lien, Series A (AGM), 5.25%, 10/01/48	1,090	1,185,931
Sub-Lien, Series D, 6.00%, 10/01/42	1,000	1,123,640
Sub-Lien, Series D, 7.00%, 10/01/51	1,545	1,853,011

		9,347,263
Alaska — 0.6%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,660	1,384,324
Arizona — 2.3%
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	715	684,820
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	2,000	2,272,460
5.00%, 12/01/37	2,360	2,629,937

		5,587,217
California — 12.3%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,530	1,741,874
Sutter Health, Series B, 6.00%, 8/15/42	2,200	2,600,114
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	875	1,007,002
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	105	117,365
5.25%, 8/15/49	265	294,794
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (a)	1,025	1,081,047
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.13%, 7/01/39	1,510	1,653,103
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	555	622,738
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	255	305,077
Montebello Unified School District, GO, CAB (NPFGC), 0.00%, 8/01/22 (b)	2,405	2,035,351
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 7/01/29 (b)	3,475	2,165,481
Sequoia Union High School District, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/16 (c)	3,490	3,612,953
State of California, GO, Various Purposes, 6.50%, 4/01/33	8,370	9,916,776
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	550	620,235
Sub-Series I-1, 6.38%, 11/01/34	820	986,599
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	1,520	1,520,061

		30,280,570

Municipal Bonds	Par (000)	Value
Colorado — 2.2%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	$1,455	$1,541,951
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	710	809,783
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 1/15/34	1,425	1,604,664
University of Colorado, RB, Series A, 5.38%, 6/01/19 (c)	1,250	1,440,163

		5,396,561
Connecticut — 1.1%
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 7/01/35	2,515	2,849,118
Delaware — 1.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	790	880,882
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,430	2,522,704

		3,403,586
District of Columbia — 3.9%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	1,520	1,610,258
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.00%, 10/01/39	505	558,277
1st Senior Lien, Series A, 5.25%, 10/01/44	1,470	1,635,404
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35 (b)	13,485	5,790,729

		9,594,668
Florida — 5.0%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	2,375	2,663,705
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (c)	750	845,295
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	610	664,882
County of Miami-Dade Florida, RB, CAB, Series A (NPFGC), 0.00%, 10/01/37 (b)	910	292,847
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,620	2,972,730
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (c)	2,095	2,756,769
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	605	510,269
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	1,485	1,634,228

		12,340,725
Georgia — 2.0%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	370	430,798
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	585	655,077
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	2,410	2,689,464
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3&4 Project, Series A, 5.00%, 7/01/60	1,100	1,168,310

		4,943,649
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	945	1,067,510

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Municipal Bonds	Par (000)	Value
Illinois — 16.1%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	$2,000	$2,327,000
Series C, 6.50%, 1/01/41	4,055	4,882,666
City of Chicago Illinois, GO, Project, 5.00%, 1/01/34	1,265	1,263,419
City of Chicago Illinois, GO, Refunding, Series A:
Project, 5.25%, 1/01/32	2,195	2,238,659
5.00%, 1/01/35	2,000	1,994,980
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	570	590,594
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	900	903,834
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	1,040	930,218
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	730	775,596
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,000	1,037,040
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	560	632,374
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	1,115	1,275,025
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	1,870	2,072,820
Senior, Series C, 5.00%, 1/01/37	2,000	2,205,420
Series A, 5.00%, 1/01/38	1,610	1,764,029
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (b)	13,220	2,747,380
Series B (AGM), 5.00%, 6/15/50	3,070	3,195,686
Series B-2, 5.00%, 6/15/50	1,740	1,770,050
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	315	367,510
6.00%, 6/01/28	800	948,744
State of Illinois, GO:
5.00%, 2/01/39	1,100	1,124,541
Series A, 5.00%, 4/01/38	2,625	2,681,989
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	440	487,995
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	580	631,910
5.00%, 4/01/44	705	764,389

		39,613,868
Indiana — 4.3%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	560	675,489
7.00%, 1/01/44	1,355	1,647,409
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,275	2,635,314
Private Activity Bond, Ohio River Bridges East End Crossing Project, 5.25%, 1/01/51	290	308,305
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	310	328,709
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,030	1,086,392
Sisters of St. Francis Health Services, 5.25%, 11/01/39	585	648,976
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	1,300	1,474,512
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	775	880,725
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	880	971,670

		10,657,501

Municipal Bonds	Par (000)	Value
Iowa — 2.2%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	$665	$706,556
5.50%, 12/01/22	1,630	1,726,969
5.25%, 12/01/25	320	349,702
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	910	970,606
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,730	1,662,409

		5,416,242
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	1,520	1,728,194
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	705	770,903
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (d)	865	615,370

		1,386,273
Louisiana — 3.4%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/19 (c)	570	647,942
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	3,500	3,794,560
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	430	453,981
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	700	785,022
5.25%, 5/15/31	600	669,258
5.25%, 5/15/32	765	861,313
5.25%, 5/15/33	830	918,602
5.25%, 5/15/35	350	387,888

		8,518,566
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	210	231,514
Maryland — 1.0%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	300	326,994
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	530	526,968
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	1,520	1,688,675

		2,542,637
Massachusetts — 1.3%
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	1,165	1,363,959
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	1,575	1,578,260
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	255	283,897

		3,226,116

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	35

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Municipal Bonds	Par (000)	Value
Michigan — 3.0%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	$3,085	$3,340,531
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	955	1,061,654
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	630	665,015
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/39	2,105	2,388,965

		7,456,165
Minnesota — 1.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/18 (c)	2,135	2,503,800
Mississippi — 0.3%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	675	756,837
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	175	192,923
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	175	190,568

		383,491
Nebraska — 0.3%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	575	635,312
New Hampshire — 1.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	3,035	3,470,522
New Jersey — 7.4%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	735	741,292
5.25%, 11/01/44	1,095	1,098,898
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	775	790,484
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
4.88%, 9/15/19	575	603,739
5.13%, 9/15/23	1,410	1,534,602
5.25%, 9/15/29	1,365	1,483,782
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	1,550	1,768,364
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	1,925	2,120,599
Series E, 5.00%, 1/01/45 (e)	1,875	2,070,469
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	2,505	2,545,205
Transportation System, Series A, 5.50%, 6/15/41	1,575	1,670,886
Transportation System, Series B, 5.25%, 6/15/36	1,705	1,767,829

		18,196,149
New York — 8.7%
City of New York New York Industrial Development Agency, ARB, British Airways PLC Project, AMT, 7.63%, 12/01/32	1,500	1,520,505

Municipal Bonds	Par (000)	Value
New York (continued)
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	$1,560	$1,739,431
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,300	1,341,730
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, 5.00%, 8/01/46	1,800	1,679,670
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	241	265,241
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,405	1,336,295
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	1,450	1,627,958
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,715	1,960,759
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	1,740	1,972,012
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	850	957,738
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	2,490	2,515,199
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	245	254,045
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	605	633,423
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	900	1,043,253
6.00%, 12/01/42	875	1,014,274
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	1,700	1,652,519

		21,514,052
North Carolina — 1.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University, 5.00%, 10/01/55 (e)	1,825	2,058,217
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	970	1,079,018
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	415	474,088

		3,611,323
Ohio — 0.5%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	470	514,683
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	580	615,438

		1,130,121
Oklahoma — 0.4%
County of Epworth Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.13%, 4/01/42	975	906,789
Pennsylvania — 3.0%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	460	492,232

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	$2,520	$2,876,429
AMT, Pennsylvania Bridge Finco LP, 5.00%, 6/30/42	2,015	2,133,663
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypson Co., AMT, 5.50%, 11/01/44	1,105	1,134,990
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	795	870,899

		7,508,213
Rhode Island — 0.7%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	1,900	1,848,415
South Carolina — 2.7%
South Carolina State Ports Authority, RB:
5.25%, 7/01/40	2,285	2,558,126
AMT, 5.25%, 7/01/55 (e)	925	1,002,543
State of South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	2,790	3,123,767

		6,684,436
Tennessee — 1.8%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	980	1,071,611
County of Hardeman Tennessee Correctional Facilities Corp., RB, 7.75%, 8/01/17	1,010	1,009,818
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	2,250	2,310,480

		4,391,909
Texas — 7.8%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	1,480	1,697,974
Sub-Lien, 5.00%, 1/01/33	250	269,473
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	425	457,848
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	440	482,548
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/37	1,500	1,669,005
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	1,050	1,199,373
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	1,070	1,181,130
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	325	381,862
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (c)	1,910	2,279,050
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (c)	450	537,359
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (b)	1,400	532,420
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/16 (c)	4,190	4,232,151
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,000	2,369,780

Municipal Bonds	Par (000)	Value
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien: (continued)
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	$1,700	$1,979,667

		19,269,640
Vermont — 0.0%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.00%, 6/15/17	20	20,257
Virginia — 2.8%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	1,000	1,036,670
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 7/01/42	625	636,306
Residential Care Facility, 5.00%, 7/01/47	970	985,665
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	550	600,969
6.00%, 1/01/37	3,180	3,604,562

		6,864,172
Washington — 2.3%
Grant County Public Utility District No 2, Refunding RB, Series A (e):
5.00%, 1/01/41	1,355	1,536,069
5.00%, 1/01/43	1,555	1,758,518
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	540	586,062
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,625	1,877,249

		5,757,898
Wisconsin — 3.1%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	4,980	5,762,358
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,710	1,926,828

		7,689,186
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	210	226,040
Total Municipal Bonds — 113.7%		280,340,829

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
California — 7.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1 (c)	2,270	2,633,250
California Educational Facilities Authority, RB, University of Southern California, Series B (g)	1,845	2,047,618
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B	6,600	7,424,274
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A	4,121	4,661,042
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM) (c)	1,620	1,747,380
San Diego Community College District California, GO, Election of 2002	748	853,666

		19,367,230

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	37

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Colorado — 2.5%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	$2,580	$2,715,785
Series C-7, 5.00%, 9/01/36	1,650	1,739,612
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A (g)	1,490	1,679,021

		6,134,418
Connecticut — 2.8%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	3,179	3,364,958
Series X-3, 4.85%, 7/01/37	3,262	3,464,783

		6,829,741
Florida — 1.9%
County of Miami-Dade Florida, RB, Water & Sewer System	3,939	4,474,079
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C	2,259	2,481,560
Massachusetts — 2.1%
Massachusetts School Building Authority, RB, Senior, Series B	4,502	5,152,776
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College (g)	1,409	1,584,638
New York — 7.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2	1,110	1,263,861
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A (g)	1,110	1,262,422
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds	7,440	8,531,091
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project (g)	4,460	5,136,000
Port Authority of New York & New Jersey, Refunding RB, 194th Series	1,860	2,121,590

		18,314,964
North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University	1,080	1,191,953
Ohio — 4.4%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A	9,644	10,836,119

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Texas — 4.9%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien	$1,720	$1,900,136
County of Harris Texas, RB, Senior Lien, Toll Road, Series A (g)	4,624	5,134,329
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A	2,350	2,690,397
University of Texas, Refunding RB, Financing System, Series B	2,041	2,307,294

		12,032,156
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc.	2,519	2,738,103
Virginia — 2.6%
University of Virginia, Refunding RB, General	3,749	4,106,405
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare	2,095	2,313,413

		6,419,818
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM) (c)	1,860	2,021,390
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C (g)	3,959	4,279,544
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 42.2%		103,858,489
Total Long-Term Investments (Cost — $348,583,936) — 155.9%		384,199,318

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (h)(i)	5,726,027	5,726,027
Total Short-Term Securities (Cost — $5,726,027) — 2.3%		5,726,027
Total Investments (Cost — $354,309,963) — 158.2%		389,925,345
Liabilities in Excess of Other Assets — (0.8)%		(1,881,604)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.5)%		(58,038,841)
VMTP Shares, at Liquidation Value — (33.9)%		(83,700,000)

Net Assets Applicable to Common Shares — 100.0%		$246,304,900

Notes to Schedule of investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of period end.

(e)	When-issued security.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2016 to February 15, 2031, is $11,665,098.

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

(h)	During the six months ended October 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at October 31, 2015	Income
FFI Institutional Tax-Exempt Fund	1,340,347	4,385,680	5,726,027	$468

(i)	Represents the current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(19)	10-Year U.S. Treasury Note	December 2015	$2,426,063	$32,273
(16)	5-Year U.S. Treasury Note	December 2015	$1,916,375	21,372
(10)	Long U.S. Treasury Bond	December 2015	$1,564,375	30,457
(3)	U.S. Ultra Bond	December 2015	$479,250	10,296
Total				$94,398

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$94,398	—	$94,398

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(380,271)	—	$(380,271)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$320,620	—	$320,620

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$11,667,625

For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period Ended

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$384,199,318	—	$384,199,318
Short-Term Securities	$5,726,027	—	—	5,726,027

Total	$5,726,027	$384,199,318	—	$389,925,345

[1] See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	39

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund, Inc. (MHD)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$94,398	—	—	$94,398
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$86,550	—	—	$86,550
Liabilities:
TOB Trust Certificates	—	$(58,023,863)	—	(58,023,863)
VMTP Shares	—	(83,700,000)	—	(83,700,000)

Total	$86,550	$(141,723,863)	—	$(141,637,313)

During the six months ended October 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments October 31, 2015 (Unaudited)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.1%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.00%, 1/01/24	$3,450	$3,470,078
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	1,875	2,106,825

		5,576,903
Alaska — 0.8%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,660	1,384,324
Arizona — 0.5%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	810	902,648
California — 15.5%
Benicia Unified School District, GO, CAB, Series A (NPFGC), 0.00%, 8/01/20 (a)	2,000	1,847,420
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,110	1,263,713
Sutter Health, Series B, 6.00%, 8/15/42	1,585	1,873,264
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	445	512,133
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	80	89,421
5.25%, 8/15/49	195	216,924
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	730	769,916
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.13%, 7/01/39	1,090	1,193,299
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	400	448,820
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	185	221,330
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 7/01/29 (a)	2,525	1,573,479
San Marino Unified School District, GO, Series A (NPFGC), 0.00%, 7/01/19 (a)	2,070	1,981,093
Sequoia Union High School District, GO, Refunding, Election of 2004, Series B, 5.50%, 7/01/16 (c)	3,520	3,644,010
State of California, GO, Various Purposes:
6.00%, 3/01/33	1,265	1,516,039
6.50%, 4/01/33	7,325	8,678,660
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	405	456,719
Sub-Series I-1, 6.38%, 11/01/34	600	721,902
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	1,130	1,130,045

		28,138,187
Colorado — 1.5%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,055	1,118,047
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	510	581,675
University of Colorado, RB, Series A, 5.38%, 6/01/19 (c)	920	1,059,960

		2,759,682

Municipal Bonds	Par (000)	Value
Delaware — 1.5%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	$570	$635,573
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,050	2,128,207

		2,763,780
District of Columbia — 3.3%
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.00%, 10/01/39	255	281,903
1st Senior Lien, Series A, 5.25%, 10/01/44	1,000	1,112,520
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34 (a)	10,170	4,581,076

		5,975,499
Florida — 3.8%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	1,725	1,934,691
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (c)	545	614,248
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	445	485,036
County of Miami-Dade Florida, RB, CAB, Series A (NPFGC), 0.00%, 10/01/37 (a)	695	223,658
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (c)	1,525	2,006,717
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	460	387,973
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	1,200	1,320,588

		6,972,911
Georgia — 1.4%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	270	314,366
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	420	470,312
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	740	825,811
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3&4 Project, Series A, 5.00%, 7/01/60	800	849,680

		2,460,169
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	680	768,155
Idaho — 1.1%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	2,000	2,003,820
Illinois — 17.7%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	2,500	2,908,750
Series C, 6.50%, 1/01/41	2,935	3,534,063
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	915	913,856
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	2,290	2,335,548
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	410	424,813
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	600	602,556
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	760	679,775

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	41

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	$530	$563,104
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	3,645	3,780,011
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	410	462,988
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	800	914,816
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	1,355	1,501,963
Senior, Series C, 5.00%, 1/01/37	1,450	1,598,930
Series A, 5.00%, 1/01/38	1,165	1,276,456
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (a)	9,555	1,985,720
Series B (AGM), 5.00%, 6/15/50	2,230	2,321,296
Series B-2, 5.00%, 6/15/50	1,260	1,281,760
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	230	268,341
6.00%, 6/01/28	500	592,965
State of Illinois, GO:
5.00%, 2/01/39	810	828,071
Series A, 5.00%, 4/01/38	1,920	1,961,683
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	315	349,360
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	425	463,038
5.00%, 4/01/44	520	563,805

		32,113,668
Indiana — 4.7%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	415	500,586
7.00%, 1/01/44	1,000	1,215,800
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,660	1,922,911
Private Activity Bond, Ohio River Bridges East End Crossing Project, 5.25%, 1/01/51	210	223,255
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	225	238,579
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	740	780,515
Sisters of St. Francis Health Services, 5.25%, 11/01/39	420	465,931
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	1,660	1,882,838
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	565	642,077
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	640	706,669

		8,579,161
Iowa — 2.2%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	485	515,308
5.50%, 12/01/22	1,175	1,244,901
5.25%, 12/01/25	230	251,348
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	805	858,613

Municipal Bonds	Par (000)	Value
Iowa (continued)
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	$1,270	$1,220,381

		4,090,551
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	1,105	1,256,352
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	520	568,610
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (d)	635	451,745

		1,020,355
Louisiana — 3.4%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/19 (c)	420	477,431
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	2,500	2,710,400
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	310	327,289
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	510	571,944
5.25%, 5/15/31	435	485,212
5.25%, 5/15/32	555	624,874
5.25%, 5/15/33	600	664,050
5.25%, 5/15/35	255	282,604

		6,143,804
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	150	165,368
Maryland — 1.0%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	220	239,796
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	390	387,769
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	1,095	1,216,512

		1,844,077
Massachusetts — 2.0%
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	845	989,309
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	1,155	1,157,391
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	360	400,795
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 6/01/40	970	1,015,959

		3,563,454
Michigan — 3.0%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	2,235	2,420,125
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	690	767,059
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	455	480,289

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Municipal Bonds	Par (000)	Value
Michigan (continued)
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/39	$1,520	$1,725,048

		5,392,521
Minnesota — 1.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/18 (c)	1,540	1,806,020
Missouri — 0.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	125	137,802
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	130	141,565

		279,367
New Hampshire — 1.0%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	1,530	1,749,555
New Jersey — 6.3%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	530	534,537
5.25%, 11/01/44	790	792,812
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (b)	560	571,189
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
4.88%, 9/15/19	420	440,991
5.13%, 9/15/23	1,040	1,131,905
5.25%, 9/15/29	990	1,076,150
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	1,125	1,283,490
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/45 (e)	1,355	1,496,259
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	1,810	1,839,050
Transportation System, Series A, 5.50%, 6/15/41	1,025	1,087,402
Transportation System, Series B, 5.25%, 6/15/36	1,235	1,280,510

		11,534,295
New York — 7.8%
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	740	825,115
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	1,000	1,032,100
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, 5.00%, 8/01/46	1,355	1,264,418
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	271	297,719
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,020	970,122
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	1,050	1,178,867
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,255	1,434,841
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	1,270	1,439,342

Municipal Bonds	Par (000)	Value
New York (continued)
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	$615	$692,951
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)	1,650	1,666,698
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	175	181,461
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	440	460,671
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	650	753,461
6.00%, 12/01/42	630	730,277
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	1,200	1,166,484

		14,094,527
North Carolina — 1.4%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University, 5.00%, 10/01/55 (e)	1,320	1,488,683
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	705	784,235
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	305	348,426

		2,621,344
Ohio — 0.5%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	350	383,274
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	420	445,662

		828,936
Pennsylvania — 2.4%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	335	358,473
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,830	2,088,835
AMT, Pennsylvania Bridge Finco LP, 5.00%, 6/30/42	440	465,912
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypson Co., AMT, 5.50%, 11/01/44	800	821,712
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	585	640,850

		4,375,782
Rhode Island — 0.7%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	1,375	1,337,669
South Carolina — 2.7%
South Carolina State Ports Authority, RB:
5.25%, 7/01/40	1,650	1,847,225
AMT, 5.25%, 7/01/55 (e)	670	726,166
State of South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	2,040	2,284,045

		4,857,436

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	43

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Municipal Bonds	Par (000)	Value
Tennessee — 2.3%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	$720	$787,306
County of Hardeman Tennessee Correctional Facilities Corp., RB, Series B, 7.38%, 8/01/17	845	846,977
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	2,500	2,567,200

		4,201,483
Texas — 7.0%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	1,070	1,227,590
Sub-Lien, 5.00%, 1/01/33	180	194,020
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	310	333,960
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	320	350,944
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	535	590,565
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	240	281,990
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (c)	1,380	1,646,644
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (a):
0.00%, 9/15/40	2,525	807,949
0.00%, 9/15/41	1,395	422,629
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (c)	320	382,122
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 4/01/35	145	151,292
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (a)	1,015	386,004
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/16 (c)	3,020	3,050,381
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	1,165	1,380,397
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,300	1,513,863

		12,720,350
Vermont — 0.0%
Vermont Educational & Health Buildings Financing Agency, RB, Development & Mental Health, 6.50%, 6/15/32	80	80,933
Virginia — 3.1%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	2,500	2,591,675
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	400	437,068
6.00%, 1/01/37	2,325	2,635,411

		5,664,154
Washington — 2.3%
Grant County Public Utility District No. 2, Refunding RB, Series A (e):
5.00%, 1/01/41	985	1,116,625
5.00%, 1/01/43	1,125	1,272,240

Municipal Bonds	Par (000)	Value
Washington (continued)
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	$390	$423,267
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,195	1,380,500

		4,192,632
Wisconsin — 3.1%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	3,620	4,188,702
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,235	1,391,598

		5,580,300
Total Municipal Bonds — 110.0%		199,800,172

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
California — 7.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (c)	1,640	1,902,167
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (g)	1,335	1,481,610
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	4,770	5,365,725
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	2,967	3,355,950
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (c)	1,170	1,261,997
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	631,713

		13,999,162
Colorado — 2.5%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	1,870	1,968,418
Series C-7, 5.00%, 9/01/36	1,200	1,265,172
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (g)	1,080	1,217,009

		4,450,599
Connecticut — 2.7%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	2,299	2,433,775
Series X-3, 4.85%, 7/01/37	2,362	2,508,247

		4,942,022
Florida — 1.9%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	2,840	3,224,971
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	1,649	1,811,758
Massachusetts — 2.0%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	3,211	3,675,647

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (g)	$1,019	$1,146,334
New York — 9.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	922,276
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	3,299	3,664,971
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (g)	810	921,227
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	5,400	6,191,921
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (g)	3,250	3,742,601
Port Authority of New York & New Jersey, Refunding RB, 194th Series, 5.25%, 10/15/55	1,350	1,539,864

		16,982,860
North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 1/01/38	800	882,928
Ohio — 4.3%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	6,974	7,836,385
Texas — 5.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	1,260	1,391,960
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (g)	3,363	3,734,058
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,710	1,957,694
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,801	2,035,847

		9,119,559
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,395	1,515,736

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Virginia — 2.6%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	$2,729	$2,989,463
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,553	1,714,917

		4,704,380
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (c)	1,365	1,483,439
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (g)	2,859	3,090,782
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.5%		78,866,562
Total Long-Term Investments (Cost — $252,761,616) — 153.5%		278,666,734

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (h)(i)	2,743,218	2,743,218
Total Short-Term Securities (Cost — $2,743,218) — 1.5%		2,743,218
Total Investments (Cost — $255,504,834) — 155.0%		281,409,952
Liabilities in Excess of Other Assets — (0.2)%		(339,137)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.5)%		(44,479,926)
VMTP Shares, at Liquidation Value — (30.3)%		(55,000,000)

Net Assets Applicable to Common Shares — 100.0%		$181,530,889

Notes to Schedule of investments

(a)	Zero-coupon bond.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of period end.

(e)	When-issued security.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2016 to February 15, 2031, is $8,457,549.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	45

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

(h)	During the six months ended October 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at October 31, 2015	Income
FFI Institutional Tax-Exempt Fund	681,480	2,061,738	2,743,218	$353

(i)	Represents the current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(13)	10-Year U.S. Treasury Note	December 2015	$1,659,938	$22,218
(13)	5-Year U.S. Treasury Note	December 2015	$1,557,055	17,867
(7)	Long U.S. Treasury Bond	December 2015	$1,095,062	22,773
(2)	U.S. Ultra Bond	December 2015	$319,500	6,810
Total				$69,668

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$69,668	—	$69,668

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(264,306)	—	$(264,306)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$227,903	—	$227,903

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$8,177,902

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$278,666,734	—	$278,666,734
Short-Term Securities	$2,743,218	—	—	2,743,218

Total	$2,743,218	$278,666,734	—	$281,409,952

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$69,668	—	—	$69,668
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$62,200	—	—	$62,200
Liabilities:
TOB Trust Certificates	—	$(44,468,103)	—	(44,468,103)
VMTP Shares	—	(55,000,000)	—	(55,000,000)

Total	$62,200	$(99,468,103)	—	$(99,405,903)

During the six months ended October 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	47

Schedule of Investments October 31, 2015 (Unaudited)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (a)	$2,330	$2,731,085
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	565	623,901

		3,354,986
California — 27.3%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,895	3,221,730
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,730	2,044,635
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.63%, 8/01/33	1,325	1,504,087
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	1,085	1,281,211
5.25%, 5/01/33	850	963,594
City & County of San Francisco California Airports Commission, Refunding RB, Series A, AMT, 5.00%, 5/01/44	1,090	1,183,457
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,575	1,731,366
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.50%, 3/01/30	2,400	2,705,064
5.75%, 3/01/34	2,180	2,523,568
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	1,605	1,813,859
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	2,100	2,320,437
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/18 (a)	1,850	2,087,762
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	1,420	1,679,775
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	1,000	1,160,370
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	1,825	1,997,134
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,335	1,572,777
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	2,500	2,896,300
San Pablo Joint Powers Financing Authority, Refunding, Tax Allocation Bonds, CAB (NPFGC) (b):
0.00%, 12/01/24	2,635	1,619,339
0.00%, 12/01/25	2,355	1,366,041
0.00%, 12/01/26	2,355	1,285,948
Sequoia Union High School District, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/16 (a)	3,150	3,260,974
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	1,500	1,817,295
5.50%, 11/01/31	2,465	2,972,543
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	725	846,952
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	540	635,035
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	4,070	4,642,649

		51,133,902

Municipal Bonds	Par (000)	Value
Colorado — 2.2%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	$1,000	$1,165,590
5.50%, 11/15/30	340	392,190
5.50%, 11/15/31	405	465,317
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,900	2,125,530

		4,148,627
District of Columbia — 1.2%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.50%, 10/01/39	2,000	2,225,380
Florida — 12.9%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	400	467,312
County of Broward Florida Airport System Revenue, RB, Seaport, Series A, AMT, 5.00%, 10/01/45 (c)	845	918,371
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,735	1,992,543
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,500	1,667,805
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	260	262,018
County of Miami-Dade Educational Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/45	1,000	1,087,630
County of Miami-Dade Florida, RB, Seaport:
Series A, 5.38%, 10/01/33	1,015	1,146,737
Series A, 6.00%, 10/01/38	1,000	1,196,030
Series B, AMT, 6.25%, 10/01/38	460	559,604
Series B, AMT, 6.00%, 10/01/42	615	720,989
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,900	3,185,012
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34	4,645	5,162,639
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	1,040	1,206,098
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	3,995	4,635,998

		24,208,786
Hawaii — 0.6%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	425	499,473
5.25%, 8/01/26	460	538,296

		1,037,769
Illinois — 19.8%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	1,145	1,332,208
Series C, 6.50%, 1/01/41	5,225	6,291,475
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A:
5.00%, 1/01/32	4,000	4,264,720
5.00%, 1/01/41	1,000	1,051,250
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18 (a)	2,000	2,309,180
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,067,450
Sales Tax Receipts, 5.25%, 12/01/40	1,790	1,901,803
Sales Tax Receipts, 5.00%, 12/01/44	2,455	2,605,811
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	2,050	2,129,171

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Municipal Bonds	Par (000)	Value
Illinois (continued)
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	$2,250	$2,540,790
5.25%, 12/01/43	4,165	4,591,079
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,405	1,639,213
6.00%, 6/01/28	400	474,372
State of Illinois, GO:
5.25%, 2/01/31	875	930,300
5.25%, 2/01/32	1,355	1,434,850
5.50%, 7/01/33	2,000	2,147,160
5.50%, 7/01/38	425	448,052

		37,158,884
Indiana — 3.8%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	565	601,392
Indianapolis Local Public Improvement Bond Bank, RB, Series F, 5.25%, 2/01/36	3,055	3,480,378
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,780	3,142,262

		7,224,032
Louisiana — 1.6%
Lake Charles Harbor & Terminal District, RB, Series B, AMT, 5.50%, 1/01/29	1,500	1,698,960
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	1,215	1,335,370

		3,034,330
Massachusetts — 0.8%
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,500	1,550,775
Michigan — 1.2%
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,910	2,301,378
Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A (AGC):
6.50%, 11/15/18 (a)	205	238,880
6.50%, 11/15/38	1,120	1,272,847

		1,511,727
Mississippi — 2.4%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,595	3,305,200
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,134,570

		4,439,770
Nevada — 3.8%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	1,410	1,578,594
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	3,500	3,796,170
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	1,500	1,692,345

		7,067,109
New Jersey — 8.6%
New Jersey EDA, RB, The Goethals Bridge Replacement Project, AMT:
5.38%, 1/01/43	3,000	3,198,720
Private Activity Bond (AGM), 5.00%, 1/01/31	790	869,988

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	$2,100	$2,314,074
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/45 (c)	1,165	1,286,451
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,780	1,888,366
Series A (AGC), 5.63%, 12/15/28	3,170	3,599,472
Series AA, 5.50%, 6/15/39	1,890	2,011,999
Series B, 5.25%, 6/15/36	1,000	1,036,850

		16,205,920
New York — 7.1%
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution, Series EE:
Fiscal 2009, 5.25%, 6/15/40	3,410	3,843,002
Water & Sewer System, 5.38%, 6/15/43	1,305	1,518,381
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	2,510	2,854,924
New York State Dormitory Authority, RB, 5.00%, 7/01/45	2,500	2,744,975
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,000	2,282,440

		13,243,722
Ohio — 1.2%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	2,000	2,303,980
Pennsylvania — 1.5%
Pennsylvania Economic Development Financing Authority, RB, AMT, Pennsylvania Bridge Finco LP, 5.00%, 12/31/38	1,510	1,610,234
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,000	1,134,200

		2,744,434
South Carolina — 4.9%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	2,180	2,502,814
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/38	1,000	1,119,890
6.00%, 7/01/38	1,695	1,956,827
5.50%, 7/01/41	1,000	1,119,890
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50 (c)	1,095	1,198,204
South Carolina State Public Service Authority, Refunding RB, Series C, 5.00%, 12/01/46	1,170	1,273,744

		9,171,369
Texas — 24.9%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/18 (a)	2,500	2,799,225
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	1,000	1,077,290
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	1,360	1,543,804
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	4,000	4,673,600
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	2,600	2,888,834

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	49

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Municipal Bonds	Par (000)	Value
Texas (continued)
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	$2,965	$3,146,517
Series H, 5.00%, 11/01/37	2,200	2,363,724
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	1,240	1,444,191
Mesquite Independent School District, GO, Series E, 5.00%, 8/15/41 (c)	540	619,682
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	4,250	4,988,990
North Texas Tollway Authority, Refunding RB:
1st Tier System, Series A (NPFGC), 5.63%, 1/01/33	6,585	7,128,658
1st Tier System, Series A (NPFGC), 5.75%, 1/01/40	4,885	5,320,938
1st Tier System, Series B (NPFGC), 5.75%, 1/01/40	6,275	6,834,981
Series B, 5.00%, 1/01/40	1,040	1,134,671
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	620	704,196

		46,669,301
Virginia — 1.1%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	570	626,669
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,300	1,523,314

		2,149,983
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,375	1,547,727
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	1,075	1,247,624

		2,795,351
Total Municipal Bonds — 131.0%		245,681,515

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Colorado — 3.2%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	5,610	5,905,254
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(e)	1,039	1,192,548
Florida — 4.5%
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	7,500	8,490,675
Illinois — 1.4%
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	2,508	2,624,200

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Kentucky — 0.9%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	$1,406	$1,577,897
Michigan — 1.8%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	3,020	3,347,157
Nevada — 5.3%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/18 (a)	5,000	5,683,850
Series B, 5.50%, 7/01/29	3,749	4,286,604

		9,970,454
New Jersey — 1.3%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,291	2,419,433
New York — 5.2%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,400	1,554,836
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,530	5,194,333
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (e)	2,660	3,063,175

		9,812,344
Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,005	1,091,982
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.8%		46,431,944
Total Long-Term Investments (Cost — $266,771,704) — 155.8%		292,113,459

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (f)(g)	5,833,570	5,833,570
Total Short-Term Securities (Cost — $5,833,570) — 3.1%		5,833,570
Total Investments (Cost — $272,605,274) — 158.9%		297,947,029
Liabilities in Excess of Other Assets — (0.1)%		(175,253)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.4)%		(23,254,584)
VMTP Shares, at Liquidation Value — (46.4)%		(87,000,000)

Net Assets Applicable to Common Shares — 100.0%		$187,517,192

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	When-issued security.

(d)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2016 to November 15, 2019, is $2,225,650.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

(f)	During the six months ended October 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at October 31, 2015	Income
FFI Institutional Tax-Exempt Fund	3,776,544	2,057,026	5,833,570	$289

(g)	Represents the current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(17)	10-Year U.S. Treasury Note	December 2015	$2,170,688	$34,714
(14)	5-Year U.S. Treasury Note	December 2015	$1,676,828	20,108
(7)	Long U.S. Treasury Bond	December 2015	$1,095,062	22,002
(1)	U.S. Ultra Bond	December 2015	$159,750	3,561
Total				$80,385

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$80,385	—	$80,385

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(307,489)	—	$(307,489)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$226,179	—	$226,179

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$10,770,883

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$292,113,459	—	$292,113,459
Short-Term Securities	$5,833,570	—	—	5,833,570

Total	$5,833,570	$292,113,459	—	$297,947,029

[1] See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	51

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$80,385	—	—	$80,385
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$64,150	—	—	$64,150
Liabilities:
TOB Trust Certificates	—	$(23,247,822)	—	(23,247,822)
VMTP Shares	—	(87,000,000)	—	(87,000,000)

Total	$64,150	$(110,247,822)	—	$(111,183,672)

During the six months ended October 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments October 31, 2015 (Unaudited)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (a)	$4,615	$5,409,426
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.50%, 1/01/21	5,500	5,532,010
5.25%, 1/01/23	6,500	6,537,830

		17,479,266
Arizona — 4.1%
Arizona Board of Regents, Univesity of Arizona, RB, 5.00%, 8/01/28	2,000	2,282,980
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/30	2,685	2,882,750
City of Phoenix Arizona IDA, RB, Facility, Legacy Traditional Schools Project, Series A, 5.75%, 7/01/24 (b)	750	809,370
City of Tucson Arizona, COP, Refunding, (AGC), 4.00%, 7/01/20	2,325	2,591,747
County of Maricopa Arizona IDA, RB, Arizona Charter School Project 1, Series A, 6.63%, 7/01/20	110	107,769
County of Pima Arizona IDA, RB, Arizona Charter Schools Project, Series K, 6.38%, 7/01/31	895	897,560
County of Pinal Arizona Electric District No. 3, Refunding RB, 5.00%, 7/01/25	1,600	1,802,064
Glendale Union School District No. 205, GO, Series C:
5.00%, 7/01/24	1,945	2,314,531
5.00%, 7/01/27	500	577,485
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT:
5.00%, 7/01/27	700	790,804
5.00%, 7/01/32	1,925	2,112,148
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/25	4,000	4,360,560
Scottsdale IDA, Refunding RB, Scottsdale Healthcare, Series C (AGM), 5.00%, 9/01/35	2,050	2,258,444
State of Arizona, COP, Department of Administration, Series A (AGM), 4.25%, 10/01/23	1,000	1,077,930

		24,866,142
Arkansas — 1.0%
Arkansas State University, RB, 5.00%, 12/01/33	480	543,307
City of Benton, RB, 5.00%, 6/01/29	1,055	1,211,921
University of Arkansas, Refunding RB:
5.00%, 3/01/31	2,315	2,703,851
5.00%, 3/01/34	1,270	1,467,599

		5,926,678
California — 4.7%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	2,135	2,491,780
California Infrastructure & Economic Development Bank, Refunding RB, 4.00%, 11/01/31	1,335	1,405,061
California Pollution Control Financing Authority, RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series B, AMT, 5.25%, 6/01/23 (c)	605	641,481
California Pollution Control Financing Authority, Refunding RB, Pacific Gas, Series C, AMT (NPFGC), 4.75%, 12/01/23	5,000	5,251,000
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.00%, 3/01/25	2,000	2,229,600
San Francisco Bay Area Rapid Transit District, GO, Refunding Series D, 4.00%, 8/01/33	6,000	6,404,340
State of California, GO:
5.50%, 4/01/28	15	15,066

Municipal Bonds	Par (000)	Value
California (continued)
State of California, GO: (continued)
5.00%, 11/01/32	$2,000	$2,160,320
Various Purposes, 5.75%, 4/01/31	7,000	8,074,010

		28,672,658
Colorado — 0.9%
Denver Urban Renewal Authority, Refunding, Tax Allocation Bond, Stapleton, Senior-Series A-1, 5.00%, 12/01/23	2,500	2,923,375
University of Northern Colorado, Refunding RB, Series A, 5.00%, 6/01/31	2,000	2,315,500

		5,238,875
Connecticut — 1.0%
Connecticut State Development Authority, RB, Learjet, Inc. Project, AMT, 7.95%, 4/01/26	1,160	1,166,461
Connecticut State Health & Educational Facility Authority, Refunding RB, Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/31	4,530	4,934,801

		6,101,262
Florida — 6.8%
County of Broward Florida School Board, COP, Refunding, Series A (AGM), 5.00%, 7/01/24	10,000	11,395,900
County of Lee Florida, Refunding ARB, Series A, AMT:
5.50%, 10/01/23	1,000	1,177,450
(AGM), 5.00%, 10/01/27	1,635	1,854,352
County of Miami-Dade Florida, RB, AMT, Series B:
6.00%, 10/01/28	3,470	4,252,311
6.00%, 10/01/29	3,480	4,243,860
County of Miami-Dade Florida Transit System Sales Surtax Revenue, Refunding RB, 5.00%, 7/01/32	1,500	1,696,515
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series C (BHAC), 5.00%, 10/01/18 (a)	8,000	8,955,200
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/32	5,020	5,611,105
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A, 4.25%, 5/01/24	1,835	1,943,760
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/10 (d)(e)	150	104,984

		41,235,437
Georgia — 2.7%
City of Atlanta Georgia Water & Wastewater Revenue RB, Refunding RB, 5.00%, 11/01/32	10,000	11,589,200
Fulton County Development Authority, Refunding RB, Robert Woodruff, Series B, 5.25%, 3/15/24	3,000	3,318,480
Medical Center Hospital Authority, Refunding RB, Columbus Regional Healthcare (AGM), 4.00%, 8/01/23	1,500	1,567,800

		16,475,480
Guam — 0.4%
Territory of Guam, RB, Section 30, Series A, 5.38%, 12/01/24	2,100	2,325,960
Hawaii — 1.0%
State of Hawaii Airports System, Refunding ARB, Series A, 5.25%, 7/01/29	5,000	5,797,150
Illinois — 16.7%
Chicago O’Hare International Airport, Refunding RB, 5.00%, 1/01/32	3,745	4,197,808
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.50%, 1/01/32	1,500	1,670,580

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	53

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/32	$5,000	$5,330,900
City of Chicago Illinois O’Hare International Airport, Refunding GARB, AMT:
Series C, 5.25%, 1/01/28	1,350	1,511,298
Series C, 5.25%, 1/01/29	3,020	3,356,428
Senior Lien, Series A, 5.00%, 1/01/23	13,000	15,000,700
City of Chicago Illinois Transit Authority, RB, 5.25%, 12/01/31	3,700	3,974,392
Madison-Macoupin Etc. Counties Community College District No. 536, GO, Refunding, Lewis & Clark Community College:
5.00%, 5/01/30	475	532,233
5.00%, 5/01/31	500	560,245
5.00%, 5/01/32	500	558,045
McHenry County Conservation District, GO, 5.13%, 2/01/17 (a)	12,695	13,436,515
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	3,500	4,083,450
6.25%, 6/01/24	12,750	13,181,970
State of Illinois, GO:
5.25%, 2/01/30	5,000	5,337,450
5.00%, 5/01/30	10,000	10,515,900
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 1/01/34	9,140	10,106,007
Village of Hodgkins Illinois, RB, MBM Project, AMT, 5.90%, 11/01/17	6,000	6,010,080
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,290	1,290,477

		100,654,478
Indiana — 4.1%
City of Whiting Indiana, RB, BP Products North America, Inc. Project, 5.25%, 1/01/21	4,800	5,577,744
County of Jasper Indiana, Refunding RB, Northern Indiana Public Service Co., Series C (NPFGC), 5.85%, 4/01/19	2,000	2,262,240
Indiana Finance Authority, RB, Wastewater, 1st Lien, Series A, 5.25%, 10/01/31	10,000	11,743,100
Indiana Finance Authority, Refunding RB, U.S. Steel Corp. Project, 6.00%, 12/01/19	5,000	5,152,150

		24,735,234
Iowa — 1.0%
Iowa Higher Education Loan Authority, RB, Private College Facility:
5.25%, 4/01/23	695	794,906
5.25%, 4/01/24	730	841,442
5.25%, 4/01/25	520	595,317
5.25%, 4/01/26	360	409,054
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.00%, 9/01/22	2,315	2,411,628
Upper Iowa University Project, 5.00%, 9/01/20	1,000	1,063,870

		6,116,217
Kansas — 1.4%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.00%, 11/15/23	1,500	1,684,305
Seward County Unified School District No. 480 Liberal, GO, Refunding, 5.00%, 9/01/33	6,000	6,673,740

		8,358,045

Municipal Bonds	Par (000)	Value
Louisiana — 4.2%
City of Bossier City Louisiana Utilities, Refunding RB, 5.00%, 10/01/32	$2,000	$2,287,380
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/23	850	962,574
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, BRCC Facilities Corp. Project:
5.00%, 12/01/27	3,445	3,873,317
5.00%, 12/01/28	3,715	4,157,011
Louisiana Public Facilities Authority, Refunding RB, Entergy Gulf States Louisiana LLC Project, Series A, 5.00%, 9/01/28	2,000	2,007,540
New Orleans Aviation Board, RB, Series A:
5.00%, 1/01/32	1,000	1,131,830
5.00%, 1/01/33	1,000	1,128,450
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, 4.00%, 5/01/34	5,750	6,025,022
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/28	3,660	4,112,705

		25,685,829
Maine — 0.3%
Portland Housing Development Corp., Refunding RB, Senior Living, Retirement Facilities, Series A, 6.00%, 2/01/34	1,965	1,972,329
Maryland — 0.8%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,750	1,906,608
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health System, Series B, 5.00%, 7/01/33	1,140	1,271,738
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.00%, 7/01/33	1,500	1,657,485

		4,835,831
Massachusetts — 0.5%
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 1/01/31	1,730	1,887,983
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, 5.00%, 7/01/25	1,060	1,175,837

		3,063,820
Michigan — 2.3%
Manistee Area Public Schools, GO, Refunding, (Q-SBLF), 5.00%, 5/01/25	1,000	1,146,440
Michigan Finance Authority, Refunding RB, Senior Lien, Detroit Water and Sewer, Series C-3, 5.00%, 7/01/31	4,000	4,467,320
Michigan State Building Authority, Refunding RB, Facilities Program, Series II-A, 5.00%, 10/15/24	2,500	2,880,650
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.25%, 11/15/24	4,900	5,498,535

		13,992,945
Minnesota — 1.1%
University of Minnesota, RB, Biomedical Science Research Facilities Funding Program:
Series B, 5.00%, 8/01/36	1,000	1,120,050
Series C, 5.00%, 8/01/27	1,390	1,638,490
Series C, 5.00%, 8/01/28	740	868,198
Series C, 5.00%, 8/01/29	1,555	1,811,886
Series C, 5.00%, 8/01/30	835	967,230

		6,405,854

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Municipal Bonds	Par (000)	Value
Mississippi — 0.6%
Mississippi Business Finance Corp., Refunding RB, System Energy Resource, Inc. Project, 5.88%, 4/01/22	$3,610	$3,681,803
Missouri — 0.9%
Missouri Joint Municipal Electric Utility Commission Power, RB, Prairie State Project, Series A (BHAC), 5.00%, 1/01/17 (a)	5,000	5,268,050
Montana — 0.3%
Montana State Board of Regents, RB, 5.00%, 11/15/30	1,000	1,160,540
Yellowstone County School District No. 2 Billings, GO, 5.00%, 6/15/30	500	587,525

		1,748,065
Nebraska — 1.0%
Douglas County Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/30	800	895,520
Lancaster County Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.50%, 1/01/30	1,000	1,131,180
Nebraska Public Power District, Refunding RB:
Series A, 5.00%, 1/01/30	1,000	1,122,620
Series A, 5.00%, 1/01/32	2,000	2,232,040
Series A-1, 3.00%, 1/01/33	900	866,178

		6,247,538
Nevada — 1.6%
Clark County Department of Aviation, Refunding RB, 5.00%, 7/01/33	5,000	5,644,150
County of Humboldt Nevada, Refunding RB, Idaho Power Co. Project, 5.15%, 12/01/24	3,800	4,233,580

		9,877,730
New Jersey — 20.4%
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20	2,000	2,216,160
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.13%, 9/15/23	6,040	6,573,755
The Goethals Bridge Replacement Project, Private Activity Bond, 5.50%, 1/01/26	1,500	1,735,710
The Goethals Bridge Replacement Project, Private Activity Bond, 5.50%, 1/01/27	1,000	1,143,280
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Series E, AMT, 4.70%, 12/01/25	3,000	3,235,530
School Facilities Construction, Series AA, 4.25%, 12/15/24	3,850	3,882,494
School Facilities Construction, Series EE, 5.00%, 9/01/23	3,465	3,669,088
New Jersey Educational Facilities Authority, RB, Higher Education Facilities Trust Fund, 5.00%, 6/15/28	10,000	10,417,000
New Jersey Educational Facilities Authority, Refunding RB, 5.00%, 7/01/30	5,000	5,663,150
New Jersey Health Care Facilities Financing Authority, Refunding RB, Hackensack University Medical, Series B (AGM), 4.00%, 1/01/24	635	676,104
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.50%, 12/01/26	1,665	1,841,490
Student Loan, Series 1A, 4.75%, 12/01/21	1,760	1,881,158
New Jersey State Turnpike Authority, 5.00%, 1/01/32 (f)	12,000	13,590,480
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/29	10,000	11,371,000

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB:
Series B, 5.25%, 6/15/26	$3,500	$3,722,565
Transportation Program, Series AA, 5.25%, 6/15/31	12,000	12,677,880
Transportation System, Series A, 5.25%, 6/15/24	3,185	3,423,302
Transportation System, Series B, 5.50%, 6/15/31	13,970	14,921,217
Transportation System, Series C, 5.25%, 6/15/32	10,000	10,525,100
Newark Housing Authority, RB, Series A:
5.00%, 12/01/23	1,230	1,434,475
5.00%, 12/01/25	1,345	1,549,077
South Jersey Port Corp., RB, Marine Terminal, Series O-1 (AGC), 4.63%, 1/01/23	1,375	1,477,383
State of New Jersey, GO, Various Purposes, 5.00%, 6/01/28	5,000	5,684,350

		123,311,748
New Mexico — 1.3%
Albuquerque Bernalillo County Water Utility Authority, Refunding RB, 4.00%, 7/01/33	4,510	4,792,416
New Mexico Hospital Equipment Loan Council, Refunding RB, 5.00%, 8/01/31	2,500	2,860,800

		7,653,216
New York — 25.6%
City of New York New York, GO, Refunding:
Fiscal 2013, Series E, 5.00%, 8/01/24	4,000	4,525,320
Series A, 5.00%, 8/01/29	6,125	7,267,803
Series E, 5.00%, 8/01/30	5,000	5,777,600
City of New York New York, GO:
Series D1, 5.13%, 12/01/26	4,615	5,036,165
Sub-Series B-1, 5.25%, 9/01/22	4,250	4,759,405
Sub-Series I-1, 5.50%, 4/01/21	5,000	5,731,700
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.00%, 1/15/23	3,560	4,007,955
County of Essex New York Industrial Development Agency, Refunding RB, International Paper Co. Project, Series A, AMT, 5.20%, 12/01/23	5,000	5,021,500
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A:
5.00%, 11/01/24	5,470	6,077,389
5.00%, 11/01/30	895	961,185
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 4/01/19 (a)	1,000	1,153,280
Metropolitan Transportation Authority, RB:
Series B, 5.25%, 11/15/33	4,405	5,114,469
Sub-Series B-1, 5.00%, 11/15/24	2,300	2,742,244
Sub-Series B-4, 5.00%, 11/15/24	1,500	1,788,420
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 7/01/29	5,695	6,622,431
New York City Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A, 5.00%, 12/01/29	2,750	3,113,495
New York Convention Center Development Corp., Refunding RB, 5.00%, 11/15/32	13,005	14,917,385
New York State Dormitory Authority, RB:
5.00%, 7/01/32	9,000	10,067,580
Education, Series D, 5.00%, 9/15/16 (a)	5	5,202
New York University Hospitals Center, Series A, 5.13%, 7/01/23	1,670	1,908,359
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/19 (a)	1,495	1,728,639
New York State Dormitory Authority, Refunding RB:
4.25%, 9/01/19 (a)	480	532,867
4.25%, 9/01/24	2,270	2,280,419
Series E, 5.25%, 3/15/33	7,000	8,357,090

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	55

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Municipal Bonds	Par (000)	Value
New York (continued)
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	$2,475	$2,803,507
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 152nd Series, AMT, 5.00%, 11/01/23	1,000	1,083,040
Port Authority of New York & New Jersey, Refunding RB:
5.00%, 11/01/28	6,185	7,433,442
Consolidated, 153rd Series, 5.00%, 7/15/24	2,010	2,225,593
State of New York Dormitory Authority, RB:
Fordham University, Series A, 5.25%, 7/01/25	900	1,046,844
Mental Health Services (AGM), 5.00%, 8/15/18 (a)	30	33,489
Mental Health Services (AGM), 5.00%, 2/15/22	3,950	4,396,745
Mental Health Services (AGM), 5.00%, 8/15/18 (a)	10	11,163
Mental Health Services, 2nd Series (AGM), 5.00%, 8/15/18 (a)	10	11,163
Mount Sinai School of Medicine, Series A (NPFGC), 5.15%, 7/01/24	1,000	1,154,800
Municipal Health Facilities Lease, Sub-Series 2-4, 5.00%, 1/15/27	6,900	7,517,343
New York University Hospitals Center, Series A, 5.00%, 7/01/22	1,725	1,955,822
State of New York Dormitory Authority, Refunding RB, North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	7,060	7,940,241
State of New York Urban Development Corp., RB, Service Contract, Series B, 5.00%, 1/01/21	7,000	7,754,460

		154,865,554
North Carolina — 0.5%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	1,105	1,105,829
North Carolina Medical Care Commission, Refunding RB, WakeMed, Series A, 5.00%, 10/01/31	1,500	1,655,580

		2,761,409
Ohio — 1.1%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	6,000	6,911,940
Oklahoma — 0.7%
Oklahoma City Public Property Authority, Refunding RB:
5.00%, 10/01/27	1,190	1,396,763
5.00%, 10/01/28	1,265	1,470,322
5.00%, 10/01/29	1,400	1,615,278

		4,482,363
Oregon — 1.7%
Klamath County School District, GO:
5.00%, 6/15/30	1,000	1,142,700
5.00%, 6/15/31	1,000	1,136,840
Oregon State Facilities Authority, Refunding RB, Series A:
Reed College Project, 5.00%, 7/01/29	1,835	2,086,689
5.00%, 11/15/29	1,000	1,144,840
State of Oregon, GO, Series H, 5.00%, 5/01/36	2,000	2,280,340
Umatilla County School District No. 16R Pendleton, GO, Series A, 5.00%, 6/15/32	2,000	2,323,380

		10,114,789

Municipal Bonds	Par (000)	Value
Pennsylvania — 5.6%
City of Philadelphia Pennsylvania, ARB, Series A, AMT, 5.00%, 6/15/20	$2,895	$3,081,699
City of Pittsburgh Pennsylvania, GO, Refunding, Series B (AGM), 5.25%, 9/01/17	9,630	10,029,452
County of Allegheny Pennsylvania, GO, Refunding, Series C-68, 5.00%, 11/01/25	2,515	2,913,527
County of Allegheny Pennsylvania, GO, Series C-67:
5.00%, 11/01/25	2,700	3,143,286
5.00%, 11/01/26	2,375	2,736,427
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 12/01/31	4,000	4,436,080
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series A (AGC), 6.00%, 7/01/20 (a)	6,225	7,562,068

		33,902,539
Puerto Rico — 1.8%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	10,000	10,793,300
Rhode Island — 1.8%
Narragansett Bay Commission, Refunding RB, Series B, 5.00%, 9/01/32	4,150	4,810,846
Providence Redevelopment Agency, Refunding RB, Series A, 5.00%, 4/01/29	1,000	1,096,730
Rhode Island Health & Educational Building Corp., RB, City of Newport Issue Financing Program, Series C, 5.00%, 5/15/30	2,305	2,585,680
Rhode Island Health & Educational Building Corp., Refunding RB, 5.00%, 9/01/32	2,000	2,327,460

		10,820,716
South Dakota — 0.2%
South Dakota Health & Educational Facilities Authority, Refunding RB, Regional Health, 5.00%, 9/01/25	1,000	1,129,390
Tennessee — 1.3%
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project:
Series A, 5.00%, 11/01/23	2,695	3,018,346
Series B, 5.00%, 11/01/22	1,000	1,122,440
Knox County Health Educational & Housing Facility Board Tennessee, Refunding RB, Eastowne Village Project, 4.00%, 6/01/31 (c)	3,420	3,651,192

		7,791,978
Texas — 8.1%
City of Grapevine Texas, GO, 5.00%, 2/15/33	5,685	6,448,325
City of Houston Texas, Refunding ARB, Series A:
Senior Lien, 5.25%, 7/01/29	4,055	4,479,640
Subordinate Lien, AMT, 5.00%, 7/01/25	1,500	1,693,245
Subordinate Lien, AMT, 5.00%, 7/01/32	1,010	1,105,031
Dallas-Fort Worth International Airport Facilities Improvement Corp., ARB, Series 2001-A-1, AMT, 6.15%, 1/01/16	4,000	4,005,920
Dallas-Fort Worth International Airport, Refunding RB, AMT:
Series E, 5.00%, 11/01/26	2,185	2,495,161
Series E, 5.00%, 11/01/27	4,960	5,649,291
Series F, 5.00%, 11/01/31	6,345	7,139,965
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	1,000	1,092,120
Red River Education Financing Corp., RB, 5.00%, 3/15/33	1,340	1,512,311
San Jacinto River Authority, RB, Special Project (AGM), 5.25%, 10/01/25	2,910	3,267,988

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Municipal Bonds	Par (000)	Value
Texas (continued)
Socorro ISD, GO, Refunding, School Building (PSF-GTD), 5.00%, 8/15/32	$2,500	$2,853,500
Via Metropolitan Transit Authority, Refunding RB:
5.25%, 8/01/28	1,585	1,809,182
5.25%, 8/01/29	1,720	1,948,949
5.25%, 8/01/33	3,000	3,347,130

		48,847,758
U.S. Virgin Islands — 1.9%
Virgin Islands Public Finance Authority, Refunding RB:
Gross Receipts Taxes Loan Note, Series C, 5.00%, 10/01/30	5,000	5,450,150
Series A, 5.25%, 10/01/24	5,000	6,102,050

		11,552,200
Vermont — 1.0%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/30	5,565	5,894,671
West Virginia — 1.0%
West Virginia Hospital Finance Authority, Refunding RB, Charleston Area Medical Center, Inc., Series A, 5.13%, 9/01/23	4,000	4,384,720
West Virginia University, RB, West Virginia University Project, Series B, 5.00%, 10/01/30	1,500	1,727,580

		6,112,300
Wisconsin — 2.4%
Public Finance Authority, Refunding RB, AMT:
National Gypsum Co., 5.25%, 4/01/30	2,410	2,475,046
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 7/01/28	4,765	5,086,542
WPPI Energy, Refunding RB, Supply System, Series A:
5.00%, 7/01/31	1,600	1,826,880
5.00%, 7/01/32	1,275	1,450,606
5.00%, 7/01/33	3,500	3,932,880

		14,771,954
Total Municipal Bonds — 138.7%		838,480,501

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Illinois — 1.5%
Du Page & Will Counties Community School District No. 204, GO, School Building, Series A (NPFGC), 5.25%, 12/30/22	8,650	9,268,282
Louisiana — 2.4%
State of Louisiana, GO, Series A, 5.00%, 8/01/24	12,000	14,202,120

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Massachusetts — 1.9%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare, Series L, 5.00%, 7/01/31	$10,175	$11,702,971
Minnesota — 1.9%
State of Minnesota, GO, State Various Purposes, Series A, 4.00%, 8/01/29	10,525	11,700,199
New York — 8.0%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/27	3,507	3,962,007
City of New York New York, GO, Series I, 5.00%, 3/01/32	7,009	8,014,014
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Series A, 4.75%, 6/15/30	8,000	8,477,200
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/25	4,001	4,608,427
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	5,530	6,339,260
Port Authority of New York & New Jersey, RB, 178th Series, AMT, 5.00%, 12/01/32	4,009	4,471,039
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	5,010	5,943,313
State of New York Urban Development Corp., RB, Personal Income Tax, Series A-1, 5.00%, 3/15/32	5,501	6,329,958

		48,145,218
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 15.7%		95,018,790
Total Long-Term Investments (Cost — $880,774,251) — 154.4%		933,499,291

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (h)(i)	14,348,758	14,348,758
Total Short-Term Securities (Cost — $14,348,758) — 2.4%		14,348,758
Total Investments (Cost — $895,123,009) — 156.8%		947,848,049
Liabilities in Excess of Other Assets — (0.5)%		(3,475,635)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.8)%		(52,940,111)
VMTP Shares, at Liquidation Value — (47.5)%		(287,100,000)

Net Assets Applicable to Common Shares — 100.0%		$604,332,303

Notes to Schedule of investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of period end.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	When-issued security.

(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	57

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

(h)	During the six months ended October 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at October 31, 2015	Income
FFI Institutional Tax-Exempt Fund	1,356,943	12,991,815	14,348,758	$663

(i)	Represents the current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(80)	10-Year U.S. Treasury Note	December 2015	$10,215,000	$162,400
(48)	5-Year U.S. Treasury Note	December 2015	$5,749,125	68,567
(20)	Long U.S. Treasury Bond	December 2015	$3,128,750	70,230
Total				$301,197

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$301,197	—	$301,197

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(747,948)	—	$(747,948)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$989,480	—	$989,480

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$38,474,750

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (concluded)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$933,499,291	—	$933,499,291
Short-Term Securities	$14,348,758	—	—	14,348,758

Total	$14,348,758	$933,499,291	—	$947,848,049

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$301,197	—	—	$301,197
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$219,900	—	—	$219,900
Liabilities:
TOB Trust Certificates	—	$(52,931,848)	—	(52,931,848)
VMTP Shares	—	(287,100,000)	—	(287,100,000)

Total	$219,900	$(340,031,848)	—	$(339,811,948)

During the six months ended October 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	59

Schedule of Investments October 31, 2015 (Unaudited)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.9%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$1,490	$1,498,672
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	805	859,474
Sub-Lien, Series D, 6.00%, 10/01/42	3,575	4,017,013

		6,375,159
Alaska — 0.9%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,235	1,235,185
5.00%, 6/01/46	2,250	1,876,343

		3,111,528
Arizona — 0.1%
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	360	344,804
California — 12.5%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	2,200	2,504,656
Sutter Health, Series B, 6.00%, 8/15/42	3,170	3,746,528
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	890	1,024,265
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	145	162,075
5.25%, 8/15/49	370	411,599
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (a)	1,495	1,576,747
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
5.25%, 5/15/39	800	897,640
Senior, 5.00%, 5/15/40	5,930	6,706,830
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	360	429,322
San Marcos Unified School District, GO, CAB, Election of 2010, Series B, 0.00%, 8/01/42 (b)	2,000	630,820
State of California, GO, Various Purposes:
6.00%, 3/01/33	2,525	3,026,086
6.50%, 4/01/33	14,925	17,683,140
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	775	873,968
Sub-Series I-1, 6.38%, 11/01/34	1,185	1,425,756
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	720	720,029

		41,819,461
Colorado — 0.4%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,060	1,193,390
Connecticut — 1.9%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	1,375	1,507,454
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 7/01/35	3,385	3,834,697

Municipal Bonds	Par (000)	Value
Connecticut (continued)
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	$950	$947,872

		6,290,023
Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,125	1,254,420
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,065	4,220,080

		5,474,500
District of Columbia — 3.0%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	240	273,799
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,668,780
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33 (b)	6,590	3,118,059
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34 (b)	4,830	2,175,674
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35 (b)	6,515	2,797,671

		10,033,983
Florida — 2.9%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	850	926,475
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	1,165	1,321,844
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (c)	3,015	3,967,378
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	1,110	936,196
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	2,360	2,597,156

		9,749,049
Georgia — 3.0%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	850	963,339
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	515	599,625
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	130	145,573
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	3,465	3,866,801
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3&4 Project, Series A, 5.00%, 7/01/60	1,540	1,635,634
Municipal Electric Authority of Georgia, Refunding RB:
Series W, 6.60%, 1/01/18	2,220	2,314,994
Series X, 6.50%, 1/01/20	450	494,824

		10,020,790
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	1,355	1,530,662
Illinois — 21.7%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	5,865	7,062,105
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	1,815	1,812,731
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	4,555	4,645,599

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	$820	$849,627
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	800	803,408
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	1,455	1,301,410
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,050	1,115,583
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien:
Project, 5.00%, 11/01/42	3,280	3,401,491
(AGM), 5.25%, 11/01/33	1,325	1,386,308
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	805	909,038
Illinois Finance Authority, RB, Advocate Health Care Network, Series D, 6.50%, 11/01/18 (c)	5,000	5,815,200
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	1,610	1,841,067
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	2,615	2,898,623
Senior, Series C, 5.00%, 1/01/37	2,800	3,087,588
Series A, 5.00%, 1/01/38	2,315	2,536,476
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	4,315	4,491,656
Series B-2, 5.00%, 6/15/50	2,500	2,543,175
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	440	513,348
6.00%, 6/01/28	1,140	1,351,960
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	800	915,656
Series A (NPFGC), 6.70%, 11/01/21	4,690	5,399,925
Series C (NPFGC), 7.75%, 6/01/20	2,160	2,506,896
State of Illinois, GO:
5.00%, 2/01/39	1,540	1,574,358
Series A, 5.00%, 4/01/35	3,000	3,091,710
Series A, 5.00%, 4/01/38	3,640	3,719,025
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	630	698,720
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	810	882,495
5.00%, 4/01/44	985	1,067,976
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	2,800	2,804,592
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,250	1,250,463

		72,278,209
Indiana — 4.5%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	790	952,922
7.00%, 1/01/44	1,905	2,316,099
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	3,280	3,799,486
Private Activity Bond, Ohio River Bridges East End Crossing Project, 5.25%, 1/01/51	405	430,564
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	450	477,158
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,430	1,508,292
Sisters of St. Francis Health Services, 5.25%, 11/01/39	840	931,862

Municipal Bonds	Par (000)	Value
Indiana (continued)
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	$2,795	$3,170,201
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	1,270	1,402,296

		14,988,880
Iowa — 2.7%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	960	1,019,990
5.50%, 12/01/22	2,340	2,479,207
5.25%, 12/01/25	460	502,697
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,350	1,439,910
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	3,785	3,637,120

		9,078,924
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	995	1,088,013
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (d)	1,200	853,692

		1,941,705
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	3,320	3,911,790
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,020	1,143,889
5.25%, 5/15/31	870	970,424
5.25%, 5/15/32	1,110	1,249,749
5.25%, 5/15/33	1,205	1,333,634
5.25%, 5/15/35	505	559,666

		9,169,152
Maryland — 1.1%
Maryland Community Development Administration, Refunding, HRB, Residential, Series D, AMT, 4.90%, 9/01/42	1,500	1,511,670
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	435	474,141
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	750	745,710
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22	785	939,496

		3,671,017
Massachusetts — 3.3%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	2,205	2,209,564
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	990	1,102,187
Massachusetts HFA, RB, AMT:
M/F Housing, Series A, 5.20%, 12/01/37	2,830	2,864,215
S/F Housing, Series 130, 5.00%, 12/01/32	2,720	2,758,678

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	61

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Municipal Bonds	Par (000)	Value
Massachusetts (continued)
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 6/01/40	$1,995	$2,089,523

		11,024,167
Michigan — 6.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	4,425	4,791,523
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,380	1,534,119
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	880	928,910
Michigan State Hospital Finance Authority, Refunding RB, Series A:
Henry Ford Health System, 5.25%, 11/15/46	5,080	5,274,259
McLaren Health Care, 5.75%, 5/15/18 (c)	7,560	8,500,842

		21,029,653
Mississippi — 1.5%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	3,000	3,725,400
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	1,065	1,194,121

		4,919,521
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	255	281,117
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	245	266,795

		547,912
Nebraska — 0.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	825	911,534
5.00%, 9/01/42	1,445	1,558,389

		2,469,923
New Jersey — 6.5%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,025	1,033,774
5.25%, 11/01/44	1,525	1,530,429
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	1,085	1,106,678
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	1,955	2,125,124
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	2,240	2,555,571
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.38%, 10/01/28	335	347,763
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	1,985	2,186,696
Series E, 5.00%, 1/01/45 (e)	2,615	2,887,614
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	3,495	3,551,095
Transportation System, Series A, 5.50%, 6/15/41	1,635	1,734,539

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued):
Transportation System, Series B, 5.25%, 6/15/36	$2,460	$2,550,651

		21,609,934
New York — 15.9%
City of New York New York Industrial Development Agency, ARB, British Airways PLC Project, AMT, 7.63%, 12/01/32	1,920	1,946,246
City of New York New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/17	380	380,175
City of New York New York Transitional Finance Authority, RB:
Fiscal 2009, Series S-3, 5.25%, 1/15/39	6,700	7,442,561
Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	2,460	2,742,949
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,800	1,857,780
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,960	1,864,156
Metropolitan Transportation Authority, RB, Series C, 6.50%, 11/15/28	9,405	10,972,437
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	10,735	12,309,610
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,220	1,374,635
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	3,155	3,186,929
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	340	352,553
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	850	889,933
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	1,790	2,070,242
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	1,165	1,350,433
6.00%, 12/01/42	1,250	1,448,962
Westchester County Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series E-1, 6.50%, 7/01/17	550	550,556
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	2,300	2,235,761

		52,975,918
North Carolina — 2.7%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	1,675	1,676,256
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University, 5.00%, 10/01/55 (e)	2,550	2,875,865
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	1,400	1,557,346
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	595	679,716
Carolina Village Project, 6.00%, 4/01/38	2,000	2,097,520

		8,886,703

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Municipal Bonds	Par (000)	Value
Ohio — 0.3%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	$660	$722,746
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	275	291,803

		1,014,549
Pennsylvania — 1.8%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	635	679,494
Pennsylvania Economic Development Financing Authority, RB:
AMT, Pennsylvania Bridge Finco LP, 5.00%, 6/30/42	850	900,057
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	1,890	2,094,706
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypson Co., AMT, 5.50%, 11/01/44	1,035	1,063,090
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,105	1,210,494

		5,947,841
Rhode Island — 0.8%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	2,645	2,573,188
South Carolina — 3.6%
South Carolina State Ports Authority, RB:
5.25%, 7/01/40	3,280	3,672,058
AMT, 5.25%, 7/01/55 (e)	1,295	1,403,560
State of South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	6,180	6,919,314

		11,994,932
Tennessee — 0.3%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	995	1,088,013
Texas — 7.2%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33 (f)(g)	1,500	86,250
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 1/01/46	2,140	2,455,179
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	510	582,553
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	965	1,029,230
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	745	879,920
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	455	534,607
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (c)	2,000	2,386,440
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	1,475	1,472,994
North Texas Tollway Authority, Refunding RB, Series A:
1st Tier, 6.25%, 1/01/39	7,000	7,939,050
5.00%, 1/01/38	925	1,023,041
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,000	2,369,780

Municipal Bonds	Par (000)	Value
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien (continued):
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	$2,775	$3,231,515

		23,990,559
Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,780	3,021,415
Virginia — 2.7%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc.:
5.13%, 10/01/37	500	519,565
5.13%, 10/01/42	3,440	3,566,145
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	1,615	1,764,662
6.00%, 1/01/37	2,915	3,304,182

		9,154,554
Washington — 2.3%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	755	819,401
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	2,290	2,645,477
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	3,700	4,178,114

		7,642,992
Wisconsin — 3.3%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	7,100	8,215,410
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	2,465	2,777,562

		10,992,972
Total Municipal Bonds – 122.3%		407,955,982

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
California — 6.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (c)	3,271	3,792,735
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (i)	2,610	2,896,630
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	9,480	10,663,957
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (c)	2,290	2,470,063
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,077	1,229,279

		21,052,664
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (i)	2,129	2,400,212

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	63

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Connecticut — 1.9%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	$6,000	$6,377,520
Florida — 2.1%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	5,679	6,449,941
Illinois — 1.0%
State of Illinois Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/33	2,999	3,259,309
Maryland — 0.7%
State of Maryland Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	2,290	2,496,741
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	2,266	2,593,564
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (i)	2,009	2,258,952
New York — 6.3%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series DD, 5.00%, 6/15/37	6,299	6,905,654
Series FF-2, 5.50%, 6/15/40	1,575	1,793,315
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (i)	1,610	1,831,080
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (i)	6,440	7,416,108
Port Authority of New York & New Jersey, Refunding RB, 194th Series, 5.25%, 10/15/55	2,595	2,959,961

		20,906,118
North Carolina — 1.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series A, 5.00%, 10/01/41	6,239	6,461,255
Ohio — 5.4%
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,400	2,590,272
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	13,843	15,554,802

		18,145,074
South Carolina — 1.7%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (i)	4,995	5,576,468

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Texas — 3.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	$2,520	$2,783,920
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	3,400	3,892,490
Texas Department of Housing & Community Affairs, RB, S/F Mortgage, Series B, AMT, 5.25%, 9/01/32	1,228	1,249,141
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,831	2,069,778

		9,995,329
Washington — 5.4%
Central Puget Sound Regional Transit Authority, RB, Series A (c):
5.00%, 11/01/17	5,000	5,434,850
5.00%, 11/01/17	4,000	4,347,880
(AGM), 5.00%, 11/01/17	7,693	8,362,685

		18,145,415
Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (i)	2,499	2,701,733
Total Municipal Bonds Transferred to Tender Option Bond Trusts –38.7%		128,820,295
Total Long-Term Investments (Cost — $487,540,480) — 161.0%		536,776,277

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (j)(k)	3,828,121	3,828,121
Total Short-Term Securities (Cost — $3,828,121) — 1.2%		3,828,121
Total Investments (Cost — $491,368,601) — 162.2%		540,604,398
Other Assets Less Liabilities — 0.2%		687,766
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.4)%		(68,110,294)
VMTP Shares, at Liquidation Value — (42.0)%		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$333,181,870

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of period end.

(e)	When-issued security.

(f)	Non-income producing security.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

(i)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2016 to November 15, 2019, is $13,391,278.

(j)	During the six months ended October 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at October 31, 2015	Income
FFI Institutional Tax-Exempt Fund	783,716	3,044,405	3,828,121	$284

(k)	Represents the current yield as of period end.

Derivative Financial Instruments Outstanding as of Period Ended

Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(24)	10-Year U.S. Treasury Note	December 2015	$3,064,500	$40,345
(25)	5-Year U.S. Treasury Note	December 2015	$2,994,336	33,736
(12)	Long U.S. Treasury Bond	December 2015	$1,877,250	36,892
(3)	U.S. Ultra Bond	December 2015	$479,250	10,215
Total				$121,188

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets – Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$121,188	—	$121,188

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(257,623)	—	$(257,623)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$407,262	—	$407,262

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$9,496,324

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	65

Schedule of Investments (concluded)	BlackRock MuniVest Fund II, Inc. (MVT)

Fair Value Hierarchy as of Period Ended

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$536,776,277	—	$536,776,277
Short-Term Securities	$3,828,121	—	—	3,828,121

Total	$3,828,121	$536,776,277	—	$540,604,398

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$121,188	—	—	$121,188
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$108,050	—	—	$108,050
Liabilities:
TOB Trust Certificates	—	$(68,089,169)	—	(68,089,169)
VMTP Shares	—	(140,000,000)	—	(140,000,000)

Total	$108,050	$(208,089,169)	—	$(207,981,119)

During the six months ended October 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

66	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Statements of Assets and Liabilities

October 31, 2015 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Assets
Investments at value — unaffiliated[1]	$565,759,293	$559,554,348	$384,199,318	$278,666,734
Investments at value — affiliated[2]	734,168	3,493,908	5,726,027	2,743,218
Cash pledged for financial futures contracts	116,950	132,900	86,550	62,200
Receivables:
Interest	9,961,438	7,276,377	5,550,455	3,983,468
Investments sold	701,034	1,970,755	2,336,000	2,688,539
Deferred offering costs	—	207,723	—	—
Variation margin receivable on financial futures contracts	156	156	125	102
Prepaid expenses	2,157	61,743	13,754	13,724

Total assets	577,275,196	572,697,910	397,912,229	288,157,985

Accrued Liabilities
Payables:
Investments purchased	1,302,973	2,547,622	8,394,864	6,077,577
Income dividends — Common Shares	2,147,734	1,788,707	1,215,457	875,767
Investment advisory fees	266,519	241,934	179,964	130,317
Officer’s and Directors’ fees	2,216	2,414	1,625	1,147
Interest expense and fees	22,210	16,299	14,978	11,823
Other accrued expenses	95,990	79,580	65,969	55,065
Variation margin payable on financial futures contracts	14,156	16,218	10,609	7,297

Total accrued liabilities	3,851,798	4,692,774	9,883,466	7,158,993

Other Liabilities
TOB Trust Certificates	70,423,268	66,182,803	58,023,863	44,468,103
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	142,500,000	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	83,700,000	55,000,000

Total other liabilities	70,423,268	208,682,803	141,723,863	99,468,103

Total liabilities	74,275,066	213,375,577	151,607,329	106,627,096

Net Assets Applicable to Common Shareholders	$503,000,130	$359,322,333	$246,304,900	$181,530,889

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$480,163,630	$316,086,151	$210,641,316	$155,395,939
Undistributed net investment income	760,451	6,250,399	2,451,749	2,574,849
Accumulated net realized loss	(9,230,703)	(12,020,446)	(2,497,945)	(2,414,685)
Net unrealized appreciation (depreciation)	31,306,752	49,006,229	35,709,780	25,974,786

Net Assets Applicable to Common Shareholders	$503,000,130	$359,322,333	$246,304,900	$181,530,889

Net asset value, per Common Share	$14.05	$12.15	$17.43	$16.06

[1] Investments at cost — unaffiliated	$534,584,314	$510,703,796	$348,583,936	$252,761,616
[2] Investments at cost — affiliated	$734,168	$3,493,908	$5,726,027	$2,743,218
[3] Preferred Shares outstanding, par value $0.10 per share	—	1,425	837	550
[4] Preferred Shares authorized, including Auction Market Rate Preferred Shares (“AMPS”)	—	8,905	5,837	4,030
[5] Par value per Common Share	$0.10	$0.10	$0.10	$0.10
[6] Common Shares outstanding	35,795,571	29,565,404	14,133,224	11,300,218
[7] Common Shares authorized	200,000,000	199,991,095	199,994,163	199,995,970

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	67

Statements of Assets and Liabilities

October 31, 2015 (Unaudited)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Assets
Investments at value — unaffiliated[1]	$292,113,459	$933,499,291	$536,776,277
Investments at value — affiliated[2]	5,833,570	14,348,758	3,828,121
Cash pledged for financial futures contracts	64,150	219,900	108,050
Receivables:
Interest	4,290,511	12,622,328	8,526,029
Investments sold	554,750	584,638	1,235,829
Deferred offering costs	—	2,856	—
Variation margin receivable on financial futures contracts	109	375	195
Prepaid expenses	13,138	14,822	13,816

Total assets	302,869,687	961,292,968	550,488,317

Accrued Liabilities
Payables:
Investments purchased	4,019,891	13,590,360	7,131,258
Income dividends — Common Shares	878,156	2,508,405	1,744,826
Investment advisory fees	134,136	439,402	228,244
Officer’s and Directors’ fees	1,259	246,279	2,245
Interest expense and fees payable	6,762	8,263	21,125
Other accrued expenses	57,923	117,983	77,393
Variation margin payable on financial futures contracts	6,546	18,125	12,187

Total accrued liabilities	5,104,673	16,928,817	9,217,278

Other Liabilities
TOB Trust Certificates	23,247,822	52,931,848	68,089,169
VMTP Shares, at liquidation value of $100,000 per share[3,4]	87,000,000	287,100,000	140,000,000

Total other liabilities	110,247,822	340,031,848	208,089,169

Total liabilities	115,352,495	356,960,665	217,306,447

Net Assets Applicable to Common Shareholders	$187,517,192	$604,332,303	$333,181,870

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$175,117,812	$543,479,050	$287,746,682
Undistributed net investment income	2,672,791	3,985,927	3,088,750
Undistributed net realized gain (accumulated net realized loss)	(15,695,551)	3,841,089	(7,010,547)
Net unrealized appreciation (depreciation)	25,422,140	53,026,237	49,356,985

Net Assets Applicable to Common Shareholders	$187,517,192	$604,332,303	$333,181,870

Net asset value, per Common Share	$14.41	$15.78	$15.85

[1] Investments at cost — unaffiliated	$266,771,704	$880,774,251	$487,540,480
[2] Investments at cost — affiliated	$5,833,570	$14,348,758	$3,828,121
[3] Preferred Shares outstanding, par value $0.10 per share	870	2,871	1,400
[4] Preferred Shares authorized, including Auction Market Rate Preferred Shares (“AMPS”)	6,230	15,671	8,400
[5] Par value per Common Share	$0.10	$0.10	$0.10
[6] Common Shares outstanding	13,009,717	38,296,266	21,022,001
[7] Common Shares authorized	199,993,770	199,984,329	199,991,600

See Notes to Financial Statements.

68	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Statements of Operations

Six Months Ended October 31, 2015 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Investment Income
Interest	$14,939,931	$13,008,667	$9,001,300	$6,516,434
Interest — affiliated	207	283	468	353

Total income	14,940,138	13,008,950	9,001,768	6,516,787

Expenses
Investment advisory	1,568,635	1,440,608	1,064,375	770,948
Professional	56,111	50,996	43,475	36,176
Accounting services	41,427	41,925	29,252	22,817
Transfer agent	29,845	22,815	13,454	11,989
Officer and Directors	21,558	15,859	10,865	7,951
Custodian	14,307	14,340	10,678	8,270
Printing	6,640	6,592	5,371	4,757
Registration	6,490	5,319	4,361	4,362
Rating agency	—	17,671	17,651	17,642
Miscellaneous	26,446	25,448	22,892	19,729

Total expenses excluding interest expense, fees and amortization of offering costs	1,771,459	1,641,573	1,222,374	904,641
Interest expense, fees and amortization of offering costs[1]	291,273	963,239	646,063	447,102

Total expenses	2,062,732	2,604,812	1,868,437	1,351,743

Net investment income	12,877,406	10,404,138	7,133,331	5,165,044

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,759,919)	240,487	(271,425)	128,616
Financial futures contracts	(594,791)	(313,138)	(380,271)	(264,306)

	(2,354,710)	(72,651)	(651,696)	(135,690)

Net change in unrealized appreciation (depreciation) on:
Investments	(15,704)	(3,509,426)	(1,673,668)	(1,686,036)
Financial futures contracts	486,072	529,949	320,620	227,903

	470,368	(2,979,477)	(1,353,048)	(1,458,133)

Net realized and unrealized loss	(1,884,342)	(3,052,128)	(2,004,744)	(1,593,823)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$10,993,064	$7,352,010	$5,128,587	$3,571,221

[1] Related to TOB Trusts, VRDP Shares and/or VMTP Shares
.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	69

Statements of Operations

Six Months Ended October 31, 2015 (Unaudited)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)
Investment Income
Interest	$6,666,291	$18,916,978	$12,825,165
Interest — affiliated	289	663	284

Total income	6,666,580	18,917,641	12,825,449

Expenses
Investment advisory	818,833	2,596,969	1,351,381
Professional	39,577	71,234	50,428
Accounting services	23,758	59,816	39,892
Transfer agent	11,993	25,554	17,441
Officer and Directors	8,287	6,928	14,705
Custodian	8,504	22,478	13,272
Printing	4,936	9,188	6,405
Registration	4,375	6,888	4,371
Rating agency	17,652	17,718	17,670
Miscellaneous	17,256	30,537	22,294

Total expenses excluding interest expense, fees and amortization of offering costs	955,171	2,847,310	1,537,859
Interest expense, fees and amortization of offering costs[1]	544,125	1,749,836	976,349

Total expenses	1,499,296	4,597,146	2,514,208
Less fees waived by the Manager	(24,611)	—	—

Total expenses after fees waived	1,474,685	4,597,146	2,514,208

Net investment income	5,191,895	14,320,495	10,311,241

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(180,346)	2,866,495	(483,183)
Financial futures contracts	(307,489)	(747,948)	(257,623)

	(487,835)	2,118,547	(740,806)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,737,880)	(5,486,095)	(2,817,661)
Financial futures contracts	226,179	989,480	407,262

	(1,511,701)	(4,496,615)	(2,410,399)

Net realized and unrealized loss	(1,999,536)	(2,378,068)	(3,151,205)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$3,192,359	$11,942,427	$7,160,036

[1] Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

70	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Statements of Changes in Net Assets

	BlackRock MuniAssets Fund, Inc. (MUA)
Increase (Decrease) in Net Assets:	Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015

Operations
Net investment income	$12,877,406	$26,273,346
Net realized gain (loss)	(2,354,710)	5,836,192
Net change in unrealized appreciation (depreciation)	470,368	14,874,709

Net increase in net assets resulting from operations	10,993,064	46,984,247

Distributions to Shareholders[1]
From net investment income	(13,333,860)	(27,131,929)

Capital Share Transactions
Reinvestment of distributions	—	169,233

Net Assets
Total increase (decrease) in net assets	(2,340,796)	20,021,551
Beginning of period	505,340,926	485,319,375

End of period	$503,000,130	$505,340,926

Undistributed net investment income, end of period	$760,451	$1,216,905

	BlackRock MuniEnhanced Fund, Inc. (MEN)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015

Operations
Net investment income	$10,404,138	$20,952,473
Net realized gain (loss)	(72,651)	325,025
Net change in unrealized appreciation (depreciation)	(2,979,477)	10,026,252

Net increase in net assets applicable to Common Shareholders resulting from operations	7,352,010	31,303,750

Distributions to Common Shareholders[1]
From net investment income	(10,732,241)	(21,479,266)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(3,380,231)	9,824,484
Beginning of period	362,702,564	352,878,080

End of period	$359,322,333	$362,702,564

Undistributed net investment income, end of period	$6,250,399	$6,578,502

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	71

Statements of Changes in Net Assets

	BlackRock MuniHoldings Fund, Inc. (MHD)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015

Operations
Net investment income	$7,133,331	$14,528,126
Net realized gain (loss)	(651,696)	1,349,340
Net change in unrealized appreciation (depreciation)	(1,353,048)	9,664,433

Net increase in net assets applicable to Common Shareholders resulting from operations	5,128,587	25,541,899

Distributions to Common Shareholders[1]
From net investment income	(7,469,409)	(15,009,484)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(2,340,822)	10,532,415
Beginning of period	248,645,722	238,113,307

End of period	$246,304,900	$248,645,722

Undistributed net investment income, end of period	$2,451,749	$2,787,827

	BlackRock MuniHoldings Fund II, Inc. (MUH)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015

Operations
Net investment income	$5,165,044	$10,526,177
Net realized gain (loss)	(135,690)	995,228
Net change in unrealized appreciation (depreciation)	(1,458,133)	6,304,142

Net increase in net assets applicable to Common Shareholders resulting from operations	3,571,221	17,825,547

Distributions to Common Shareholders[1]
From net investment income	(5,254,601)	(11,006,412)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(1,683,380)	6,819,135
Beginning of period	183,214,269	176,395,134

End of period	$181,530,889	$183,214,269

Undistributed net investment income, end of period	$2,574,849	$2,664,406

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

72	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund, Inc. (MUS)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015

Operations
Net investment income	$5,191,895	$10,460,119
Net realized gain (loss)	(487,835)	223,525
Net change in unrealized appreciation (depreciation)	(1,511,701)	4,969,206

Net increase in net assets applicable to Common Shareholders resulting from operations	3,192,359	15,652,850

Distributions to Common Shareholders[1]
From net investment income	(5,268,935)	(10,537,871)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(2,076,576)	5,114,979
Beginning of period	189,593,768	184,478,789

End of period	$187,517,192	$189,593,768

Undistributed net investment income, end of period	$2,672,791	$2,749,831

	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015

Operations
Net investment income	$14,320,495	$29,505,488
Net realized gain	2,118,547	5,704,800
Net change in unrealized appreciation (depreciation)	(4,496,615)	4,474,649

Net increase in net assets applicable to Common Shareholders resulting from operations	11,942,427	39,684,937

Distributions to Common Shareholders[1]
From net investment income	(15,050,433)	(31,311,027)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(3,108,006)	8,373,910
Beginning of period	607,440,309	599,066,399

End of period	$604,332,303	$607,440,309

Undistributed net investment income, end of period	$3,985,927	$4,715,865

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	73

Statements of Changes in Net Assets

	BlackRock MuniVest Fund II, Inc. (MVT)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015

Operations
Net investment income	$10,311,241	$20,711,738
Net realized gain (loss)	(740,806)	2,369,918
Net change in unrealized appreciation (depreciation)	(2,410,399)	10,458,628

Net increase in net assets applicable to Common Shareholders resulting from operations	7,160,036	33,540,284

Distributions to Common Shareholders[1]
From net investment income	(10,468,212)	(21,785,415)

Capital Share Transactions
Reinvestment of common distributions	169,648	419,446

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(3,138,528)	12,174,315
Beginning of period	336,320,398	324,146,083

End of period	$333,181,870	$336,320,398

Undistributed net investment income, end of period	$3,088,750	$3,245,721

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

74	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Statements of Cash Flows

Six Months Ended October 31, 2015 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$10,993,064	$7,352,010	$5,128,587	$3,571,221
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	44,312,896	42,266,404	14,068,094	8,914,959
Purchases of long-term investments	(53,231,111)	(30,454,941)	(10,738,509)	(7,608,841)
Net proceeds from sales (purchases) of short-term securities	226,927	(1,916,723)	(4,385,680)	(2,061,738)
Amortization of premium and accretion of discount on investments	75,267	(482,257)	45,026	(100,750)
Net realized (gain) loss on investments	1,759,919	(240,487)	256,912	(128,616)
Net unrealized loss on investments	15,704	3,509,426	1,673,668	1,686,036
(Increase) decrease in assets:
Cash pledged for financial futures contracts	163,050	306,100	102,450	68,800
Interest receivable	(275,867)	274,583	103,406	46,244
Variation margin receivable on financial futures contracts	27,548	43,885	18,579	12,836
Prepaid expenses	14,568	18,934	15,385	13,903
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	9,080	881	2,703	2,023
Interest expense and fees	6,181	(1,456)	4,544	3,233
Officer’s and Directors’ fees	(3,661)	(2,137)	(1,473)	(1,144)
Other accrued expenses	(39,088)	(52,244)	(39,722)	(34,863)
Variation margin payable on financial futures contracts	14,156	16,218	10,609	7,297

Net cash provided by operating activities	4,068,633	20,638,196	6,264,579	4,390,600

Cash Used for Financing Activities
Cash dividends paid to Common Shareholders	(13,423,604)	(10,732,241)	(7,504,742)	(5,254,601)
Proceeds from TOB Trust Certificates	9,354,971	2,255,475	1,240,163	901,134
Repayments of TOB Trust Certificates	—	(12,166,498)	—	(1,090)
Increase (decrease) in bank overdraft	—	—	—	(36,043)
Amortization of deferred offering costs	—	5,068	—	—

Net cash used for financing activities	(4,068,633)	(20,638,196)	(6,264,579)	(4,390,600)

Cash
Net increase in cash	—	—	—	—
Cash at beginning of period	—	—	—	—

Cash at end of period	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$285,092	$959,627	$641,519	$443,869

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	—	—	—	—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	75

Statements of Cash Flows

Six Months Ended October 31, 2015 (Unaudited)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$3,192,359	$11,942,427	$7,160,036
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	34,457,824	92,324,745	10,789,656
Purchases of long-term investments	(33,907,026)	(82,064,323)	(9,964,980)
Net purchases of short-term securities	(2,057,026)	(12,991,815)	(3,044,405)
Amortization of premium and accretion of discount on investments	343,949	2,436,106	245,286
Net realized (gain) loss on investments	180,346	(2,866,495)	483,183
Net unrealized loss on investments	1,737,880	5,486,095	2,817,661
(Increase) decrease in assets:
Cash pledged for financial futures contracts	118,850	644,100	127,950
Interest receivable	(113,040)	54,940	15,894
Variation margin receivable on financial futures contracts	18,032	85,269	23,150
Prepaid expenses	14,782	25,809	17,509
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	707	8,021	3,722
Interest expense and fees	1,144	639	7,790
Officer’s and Directors’ fees	(1,129)	(9,138)	(2,003)
Other accrued expenses	(36,367)	(91,957)	(44,632)
Variation margin payable on financial futures contracts	6,546	18,125	12,187

Net cash provided by operating activities	3,957,831	15,002,548	8,648,004

Cash Used for Financing Activities
Cash dividends paid to Common Shareholders	(5,268,935)	(15,050,433)	(10,297,681)
Proceeds from TOB Trust Certificates	1,510,517	—	1,730,799
Repayments of TOB Trust Certificates	(199,413)	—	(81,122)
Increase (decrease) in bank overdraft	—	—	—
Amortization of deferred offering costs	—	47,885	—

Net cash used for financing activities	(3,957,831)	(15,002,548)	(8,648,004)

Cash
Net increase in cash	—	—	—
Cash at beginning of period	—	—	—

Cash at end of period	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$542,981	$1,701,312	$968,559

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	—	—	$169,648

See Notes to Financial Statements.

76	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Financial Highlights	BlackRock MuniAssets Fund, Inc. (MUA)

	Six Months Ended October 31, 2015 (Unaudited)		Year Ended April 30,
			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$14.12		$13.56	$14.36	$13.47	$12.14	$12.63

Net investment income[1]	0.36		0.73	0.77	0.77	0.76	0.73
Net realized and unrealized gain (loss)	(0.06)		0.59	(0.82)	0.90	1.32	(0.46)

Net increase (decrease) from investment operations	0.30		1.32	(0.05)	1.67	2.08	0.27

Distributions from net investment income[2]	(0.37)		(0.76)	(0.75)	(0.78)	(0.75)	(0.76)

Net asset value, end of period	$14.05		$14.12	$13.56	$14.36	$13.47	$12.14

Market price, end of period	$13.65		$14.22	$12.85	$13.96	$13.15	$11.27

Total Return[3]
Based on net asset value	2.25%	[4]	10.11%	0.47%	12.70%	17.90%	2.31%

Based on market price	(1.36)%	[4]	17.02%	(2.06)%	12.22%	23.99%	(5.17)%

Ratios to Average Net Assets
Total expenses	0.82%	[5]	0.82%	0.82%	0.83%	0.77%	0.78%

Total expenses after fees waived and paid indirectly	0.82%	[5]	0.82%	0.82%	0.83%	0.77%	0.78%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.70%	[5]	0.71%	0.70%	0.71%	0.70%	0.74%

Net investment income	5.12%	[5]	5.24%	5.84%	5.52%	6.00%	6.07%

Supplemental Data
Net assets, end of period (000)	$503,000		$505,341	$485,319	$513,923	$481,598	$433,891

Borrowings outstanding, end of period (000)	$70,423		$61,066	$71,145	$76,451	$61,510	$23,111

Portfolio turnover rate	8%		22%	19%	19%	28%	24%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	77

Financial Highlights	BlackRock MuniEnhanced Fund, Inc. (MEN)

	Six Months Ended October 31, 2015 (Unaudited)		Year Ended April 30,
			2015	2014	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$12.27		$11.94	$12.63	$12.12		$10.30		$10.90

Net investment income[1]	0.35		0.71	0.73	0.71		0.69		0.73
Net realized and unrealized gain (loss)	(0.11)		0.35	(0.70)	0.50		1.82		(0.62)
Distributions to AMPS Shareholders from net investment income	—		—	—	—		(0.00)[2]		(0.03)

Net increase from investment operations	0.24		1.06	0.03	1.21		2.51		0.08

Distributions to Common Shareholders from net investment income[3]	(0.36)		(0.73)	(0.72)	(0.70)		(0.69)		(0.68)

Net asset value, end of period	$12.15		$12.27	$11.94	$12.63		$12.12		$10.30

Market price, end of period	$11.82		$11.67	$11.27	$12.65		$11.66		$9.99

Total Return Applicable to Common Shareholders[4]
Based on net asset value	2.22%	[5]	9.49%	1.06%	10.16%		25.12%		0.78%

Based on market price	4.56%	[5]	10.33%	(4.76)%	14.69%		24.11%		(1.44)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.45%	[6]	1.44%	1.50%	1.49%		1.70%	[7]	1.24%	[7]

Total expenses after fees waived and paid indirectly	1.45%	[6]	1.43%	1.50%	1.49%		1.70%	[7]	1.24%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	0.92%	[6]	0.91%	0.92%	0.96%	[9]	1.35%	[7,9]	1.09%	[7]

Net investment income	5.80%	[6]	5.76%	6.37%	5.65%		6.12%	[7]	6.89%	[7]

Distributions to AMPS Shareholders	—		—	—	—		0.03%		0.29%

Net investment income to Common Shareholders	5.80%	[6]	5.76%	6.37%	5.65%		6.09%		6.60%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$359,322		$362,703	$352,878	$373,259		$357,017		$303,264

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		—		$142,575

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		—		$78,179

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$142,500		$142,500	$142,500	$142,500		$142,500		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$352,156		$354,528	$347,633	$361,936		$350,538		—

Borrowings outstanding, end of period (000)	$66,183		$76,094	$73,379	$81,244		$69,282		$61,583

Portfolio turnover rate	5%		12%	16%	12%		22%		9%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of distributions to AMPS Shareholders.

[8]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[9]

For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 0.91% and 0.98%, respectively.

See Notes to Financial Statements.

78	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Financial Highlights	BlackRock MuniHoldings Fund, Inc. (MHD)

	Six Months Ended October 31, 2015 (Unaudited)		Year Ended April 30,
			2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$17.59		$16.85	$18.12	$17.36	$14.67		$15.75

Net investment income[1]	0.50		1.03	1.04	1.07	1.12		1.14
Net realized and unrealized gain (loss)	(0.13)		0.77	(1.22)	1.01	2.67		(1.01)
Distributions to VMTP Shareholders from net realized gain	—		—	—	(0.01)	—		—
Distributions to AMPS Shareholders:
From net investment income	—		—	—	—	(0.01)		(0.03)

From net realized gain	—		—	—	—	—		(0.00)[2]

Net increase (decrease) from investment operations	0.37		1.80	(0.18)	2.07	3.78		0.10

Distributions to Common Shareholders:[3]
From net investment income	(0.53)		(1.06)	(1.08)	(1.12)	(1.09)		(1.07)
From net realized gain	—		—	(0.01)	(0.19)	—		(0.11)

Total distributions to Common Shareholders	(0.53)		(1.06)	(1.09)	(1.31)	(1.09)		(1.18)

Net asset value, end of period	$17.43	[4]	$17.59	$16.85	$18.12	$17.36		$14.67

Market price, end of period	$16.97		$17.25	$16.01	$18.20	$18.08		$14.51

Total Return Applicable to Common Shareholders[5]
Based on net asset value	2.30%	[4,6]	11.22%	(0.15)%	12.20%	26.57%		0.57%

Based on market price	1.57%	[6]	14.80%	(5.55)%	8.21%	33.28%		(0.21)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.52%	[7]	1.50%	1.64%	1.60%	1.41%	[8]	1.28% [8]

Total expenses after fees waived and paid indirectly	1.52%	[7]	1.50%	1.64%	1.60%	1.41%	[8]	1.28% [8]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[9]	0.99%	[7]	0.99%	1.04%	1.02%	1.09%	[8,10]	1.13% [8]

Net investment income	5.81%	[7]	5.86%	6.48%	5.92%	6.95%	[8]	7.41% [8]

Distributions to AMPS Shareholders	—		—	—	—	0.09%		0.20%

Net investment income to Common Shareholders	5.81%	[7]	5.86%	6.48%	5.92%	6.86%		7.21%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$246,305		$248,646	$238,113	$255,911	$243,989		$205,368

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$83,700

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—	—		$86,342

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$83,700		$83,700	$83,700	$83,700	$83,700		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$394,271		$397,068	$384,484	$405,748	$391,505		—

Borrowings outstanding, end of period (000)	$58,024		$56,784	$60,238	$69,753	$61,758		$43,488

Portfolio turnover rate	4%		11%	20%	16%	19%		15%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Does not reflect the effect of distributions to AMPS Shareholders.

[9]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[10]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	79

Financial Highlights	BlackRock MuniHoldings Fund II, Inc. (MUH)

	Six Months Ended October 31, 2015 (Unaudited)		Year Ended April 30,
			2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$16.21		$15.61	$16.93	$16.23	$13.74		$14.65

Net investment income[1]	0.46		0.93	0.95	0.98	1.03		1.03
Net realized and unrealized gain (loss)	(0.14)		0.64	(1.17)	0.93	2.45		(0.88)
Distributions to VMTP Shareholders from net realized gain	—		—	—	(0.01)	—		—
Distributions to AMPS Shareholders:
From net investment income	—		—	—	—	(0.01)		(0.02)
From net realized gain	—		—	—	—	—		(0.00)[2]

Net increase (decrease) from investment operations	0.32		1.57	(0.22)	1.90	3.47		0.13

Distributions to Common Shareholders:[3]
From net investment income	(0.47)		(0.97)	(1.00)	(1.04)	(0.98)		(0.97)
From net realized gain	—		—	(0.10)	(0.16)	—		(0.07)

Total distributions to Common Shareholders	(0.47)		(0.97)	(1.10)	(1.20)	(0.98)		(1.04)

Net asset value, end of period	$16.06	[4]	$16.21	$15.61	$16.93	$16.23		$13.74

Market price, end of period	$15.04		$15.28	$14.84	$16.75	$16.46		$13.35

Total Return Applicable to Common Shareholders[5]
Based on net asset value	2.24%	[4,6]	10.64%	(0.40)%	11.99%	26.08%		0.92%

Based on market price	1.57%	[6]	9.71%	(4.30)%	9.25%	31.60%		(2.14)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.49%	[7]	1.48%	1.61%	1.59%	1.37%	[8]	1.23% [8]

Total expenses after fees waived and paid indirectly	1.49%	[7]	1.48%	1.61%	1.59%	1.37%	[8]	1.23% [8]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[9]	1.00%	[7]	1.00%	1.04%	1.03%	1.07%	[8,10]	1.07% [8]

Net investment income	5.70%	[7]	5.76%	6.36%	5.81%	6.81%	[8]	7.18% [8]

Distributions to AMPS Shareholders	—		—	—	—	0.05%		0.14%

Net investment income to Common Shareholders	5.70%	[7]	5.76%	6.36%	5.81%	6.76%		7.04%

Supplemental Data
Net assets applicable Common Shareholders, end of period (000)	$181,531		$183,214	$176,395	$191,366	$182,624		$154,259

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$55,050

Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$95,056

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$55,000		$55,000	$55,000	$55,000	$55,000		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$430,056		$433,117	$420,718	$447,938	$432,044		—

Borrowings outstanding, end of period (000)	$44,468		$43,568	$48,497	$56,354	$48,273		$33,617

Portfolio turnover rate	4%		11%	18%	16%	18%		15%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Does not reflect the effect of distributions to AMPS Shareholders.

[9]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[10]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.03%.

See Notes to Financial Statements.

80	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Financial Highlights	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

	Six Months Ended October 31, 2015 (Unaudited)		Year Ended April 30,
			2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.57		$14.18	$15.31	$14.61	$12.48		$13.34

Net investment income[1]	0.40		0.80	0.82	0.83	0.89		0.91
Net realized and unrealized gain (loss)	(0.15)		0.40	(1.13)	0.76	2.14		(0.85)
Distributions to AMPS Shareholders from net investment income	—		—	—	—	(0.01)		(0.03)

Net increase (decrease) from investment operations	0.25		1.20	(0.31)	1.59	3.02		0.03

Distributions to Common Shareholders from net investment income[2]	(0.41)		(0.81)	(0.82)	(0.89)	(0.89)		(0.89)

Net asset value, end of period	$14.41		$14.57	$14.18	$15.31	$14.61		$12.48

Market price, end of period	$13.21		$13.32	$12.88	$14.92	$14.52		$12.31

Total Return Applicable to Common Shareholders[3]
Based on net asset value	2.02%	[4]	9.20%	(1.07)%	11.06%	24.96%		0.21%

Based on market price	2.30%	[4]	9.91%	(7.78)%	8.90%	25.90%		(1.60)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.60%	[5]	1.59%	1.75%	1.80%	1.49%	[6]	1.34%	[6]

Total expenses after fees waived and paid indirectly	1.57%	[5]	1.57%	1.67%	1.72%	1.41%	[6]	1.25%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[7]	0.99%	[5]	0.99%	0.99%	1.00%	1.06%	[6,8]	1.10%	[6]

Net investment income	5.53%	[5]	5.49%	6.00%	5.48%	6.50%	[6]	7.04%	[6]

Distributions to AMPS Shareholders	—		—	—	—	0.08%		0.21%

Net investment income to Common Shareholders	5.53%	[5]	5.49%	6.00%	5.48%	6.42%		6.83%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$187,517		$189,594	$184,479	$199,236	$189,567		$161,720

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$87,000

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—	—		$71,472

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$87,000		$87,000	$87,000	$87,000	$87,000		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$315,537		$317,924	$312,045	$329,007	$317,893		—

Borrowings outstanding, end of period (000)	$23,248		$21,937	$25,187	$48,934	$41,631		$31,665

Portfolio turnover rate	12%		11%	46%	34%	30%		28%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[8]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.01%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	81

Financial Highlights	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

	Six Months Ended October 31, 2015 (Unaudited)		Year Ended April 30,
			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$15.86		$15.64	$16.60	$16.21	$14.45	$14.75

Net investment income[1]	0.37		0.77	0.80	0.82	0.86	0.95
Net realized and unrealized gain (loss)	(0.06)		0.27	(0.85)	0.58	1.76	(0.31)
Distributions to VRDP Shareholders from net realized gain	—		—	—	(0.01)	—	—
Distributions to AMPS Shareholders from net investment income	—		—	—	—	—	(0.10)

Net increase (decrease) from investment operations	0.31		1.04	(0.05)	1.39	2.62	0.54

Distributions to Common Shareholders:[2]
From net investment income	(0.39)		(0.82)	(0.86)	(0.87)	(0.86)	(0.84)
From net realized gain	—		—	(0.05)	(0.13)	—	—

Total distributions to Common Shareholders	(0.39)		(0.82)	(0.91)	(1.00)	(0.86)	(0.84)

Net asset value, end of period	$15.78		$15.86	$15.64	$16.60	$16.21	$14.45

Market price, end of period	$14.01		$14.47	$14.55	$16.12	$16.45	$13.65

Total Return Applicable to Common Shareholders[3]
Based on net asset value	2.35%	[4]	7.27%	0.50%	8.78%	18.74%	3.86%

Based on market price	(0.40)%	[4]	5.20%	(3.73)%	4.09%	27.56%	2.41%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.53%	[5]	1.52%	1.65%	1.91%	1.88%	1.45%	[6]

Total expenses after fees waived and paid indirectly	1.53%	[5]	1.52%	1.65%	1.91%	1.88%	1.43%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	0.95%	[5]	0.96%	1.00%	1.35% [8]	1.65% [8]	1.30%	[6]

Net investment income	4.75%	[5]	4.82%	5.28%	4.93%	5.58%	6.48%	[6]

Distributions to AMPS Shareholders	—		—	—	—	—	0.70%

Net investment income to Common Shareholders	4.75%	[5]	4.82%	5.28%	4.93%	5.58%	5.78%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$604,332		$607,440	$599,066	$635,652	$617,437	$549,516

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	—		—	—	—	$287,100	$287,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	—		—	—	—	$315,060	$291,402

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$287,100		$287,100	$287,100	$287,100	—	—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$310,495		$311,578	$308,661	$321,405	—	—

Borrowings outstanding, end of period (000)	$52,932		$52,932	$69,070	$105,939	$81,430	$66,609

Portfolio turnover rate	10%		18%	22%	16%	27%	21%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts, VRDP Shares and VMTP Shares, respectively.

[8]

For the years ended April 30,2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 0.98% and 0.99%, respectively.

See Notes to Financial Statements.

82	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Financial Highlights	BlackRock MuniVest Fund II, Inc. (MVT)

	Six Months Ended October 31, 2015 (Unaudited)		Year Ended April 30,
			2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$16.01		$15.45	$16.69	$15.91	$13.47		$14.41

Net investment income[1]	0.49		0.99	1.03	1.06	1.12		1.14
Net realized and unrealized gain (loss)	(0.15)		0.61	(1.19)	0.82	2.41		(0.99)
Distributions to AMPS Shareholders from net investment income	—		—	—	—	(0.02)		(0.04)

Net increase (decrease) from investment operations	0.34		1.60	(0.16)	1.88	3.51		0.11

Distributions to Common Shareholders from net investment income[2]	(0.50)		(1.04)	(1.08)	(1.10)	(1.07)		(1.05)

Net asset value, end of period	$15.85	[3]	$16.01	$15.45	$16.69	$15.91		$13.47

Market price, end of period	$16.07		$16.26	$15.16	$17.31	$16.75		$13.72

Total Return Applicable to Common Shareholders[4]
Based on net asset value	2.25%	[3,5]	10.65%	(0.37)%	11.95%	26.86%		0.73%

Based on market price	2.08%	[5]	14.52%	(5.74)%	10.28%	31.13%		(1.04)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.51%	[6]	1.50%	1.63%	1.66%	1.41%	[7]	1.23%	[7]

Total expenses after fees waived	1.51%	[6]	1.50%	1.63%	1.66%	1.41%	[7]	1.23%	[7]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[8]	0.92%	[6]	0.92%	0.96%	0.96%	1.04%	[7,9]	1.07%	[7]

Net investment income	6.19%	[6]	6.17%	6.93%	6.43%	7.57%	[7]	8.14%	[7]

Distributions to AMPS Shareholders	—		—	—	—	0.15%		0.32%

Net investment income to Common Shareholders	6.19%	[6]	6.17%	6.93%	6.43%	7.42%		7.82%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$333,182		$336,320	$324,146	$348,998	$330,941		$278,284

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$140,000

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—	—		$74,698

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$140,000		$140,000	$140,000	$140,000	$140,000		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$337,987		$340,229	$331,533	$349,284	$336,386		—

Borrowings outstanding, end of period (000)	$68,089		$66,439	$66,715	$99,386	$88,540		$62,045

Portfolio turnover rate	2%		10%	17%	15%	13%		16%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of distributions to AMPS Shareholders.

[8]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[9]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	83

Notes to Financial Statements (Unaudited)

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually, a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniAssets Fund, Inc.	MUA	Maryland	Non-diversified
BlackRock MuniEnhanced Fund, Inc.	MEN	Maryland	Non-diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Non-diversified
BlackRock MuniHoldings Fund II, Inc.	MUH	Maryland	Non-diversified
BlackRock MuniHoldings Quality Fund, Inc.	MUS	Maryland	Non-diversified
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	Maryland	Non-diversified
BlackRock MuniVest Fund II, Inc.	MVT	Maryland	Non-diversified

The Board of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOB transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on their books and records cash or liquid assets having a market value at least equal to the amount of their future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued guidance to simplify the presentation of debt issuance costs in financial statements. Under the new guidance, a Fund is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability rather than as an asset.

The standard is effective for financial statements with fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Although still evaluating the potential impacts of this new guidance, management expects that the effects of the Funds’ adoption will be limited to the reclassification of any unamortized debt issuance costs on the Statements of Assets and Liabilities and the modification of related accounting policy disclosures in the Notes to Financial Statements.

84	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective September 2015, the arrangement with its custodian for earning credits on uninvested cash balances has ceased and the custodian will be imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	85

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of TOB transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which each Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. During the six months ended October 31, 2015, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow a Fund to borrow money for purposes of making investments. The Funds’ management believes that a Fund’s restrictions on borrowings do not apply to the secured borrowings. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

86	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

•

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2016, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed to ensure that no banking entity is sponsoring the TOB Trust. Specifically, a Fund will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank will be performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and non-bank sponsored restructured TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the six months ended October 31, 2015, the following table is a summary of the Funds’ TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUA	$126,824,264	$70,423,268	0.01% - 0.36%	$67,369,722	0.78%
MEN	$125,902,046	$66,182,803	0.01% - 0.55%	$73,758,654	0.65%
MHD	$103,858,489	$58,023,863	0.01% - 0.22%	$56,871,307	0.65%
MUH	$78,866,562	$44,468,103	0.01% - 0.22%	$43,631,642	0.65%
MUS	$46,431,944	$23,247,822	0.01% - 0.26%	$22,483,420	0.69%
MUI	$95,018,790	$52,931,848	0.01% - 0.16%	$52,931,848	0.65%
MVT	$128,820,295	$68,089,169	0.01% - 0.22%	$66,528,158	0.65%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residual holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

[2]

The Funds may invest in TOB Trusts on either a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at October 31, 2015, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at October 31, 2015.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	87

Notes to Financial Statements (continued)

Financial Futures Contracts: Certain Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund, except MUI, pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	MUA	MEN	MHD	MUH	MUS	MVT
Investment advisory fee	0.55%	0.50%	0.55%	0.55%	0.55%	0.50%

MUI pays the Manager a monthly fee of 0.55% of (i) the average daily value of MUI’s net assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage.

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares).

The Manager, for MUS, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares). This amount is included in fees waived by the Manager in the Statements of Operations. For the six months ended October 31, 2015, the waiver was $24,611.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

7. Purchases and Sales:

For the six months ended October 31, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Purchases	$54,534,084	$26,667,358	$19,133,373	$13,686,418	$37,926,917	$95,654,683	$17,096,238
Sales	$44,140,268	$42,981,173	$16,369,094	$11,528,498	$34,440,569	$91,823,229	$11,485,485

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended April 30, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

88	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

As of period end, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MUA	MEN	MHD	MUH	MUS	MVT
2016	$898,916	$2,450,150	—	—	—	$2,741,816
2017	3,645,754	3,540,378	—	—	$494,294	—
2018	396,366	1,225,298	—	—	6,614,798	—
2019	2,194,154	732,655	—	—	—	—
No expiration date[1]	—	2,242,270	$1,091,220	$1,389,726	7,742,198	2,238,834

Total	$7,135,190	$10,190,751	$1,091,220	$1,389,726	$14,851,290	$4,980,650

[1]	Must be utilized prior to losses subject to expiration.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax cost	$464,575,331	$448,934,506	$297,067,646	$211,448,424	$249,676,067	$844,265,334	$423,604,515

Gross unrealized appreciation	$48,353,680	$49,522,198	$36,258,567	$26,465,739	$25,424,583	$54,157,226	$51,551,550
Gross unrealized depreciation	(16,858,818)	(1,591,251)	(1,424,731)	(972,314)	(401,443)	(3,506,359)	(2,640,836)

Net unrealized appreciation	$31,494,862	$47,930,947	$34,833,836	$25,493,425	$25,023,140	$50,650,867	$48,910,714

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

The new TOB Trust structure resulting from the compliance with Volcker Rule remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Funds and any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

Should short-term interest rates rise, the Funds’ investments in TOB transactions may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	89

Notes to Financial Statements (continued)

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, certain Funds invested a significant portion of their assets in securities in the health, county, city, special district and school district and transportation sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds may invest in municipal bonds below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	MUA	MVT
Six Months Ended October 31, 2015	—	10,634
Year Ended April 30, 2015	11,892	26,032

For the six months ended October 31, 2015 and year ended April 30, 2015 for MEN, MHD, MUH, MUS and MUI shares issued and outstanding remained constant.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior

90	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

to or on parity with the Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MEN has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. MEN is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, if any, the Fund is required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

As of the period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MEN	5/19/11	1,425	$142,500,000	6/01/41

MEN entered into a fee agreement with the liquidity provider that may require an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MEN and the liquidity provider was scheduled to expire on July 9, 2015 unless renewed or terminated in advance. On June 16, 2015, the fee agreement was extended to July 7, 2016.

In the event the fee agreement is not renewed or is terminated in advance, and the Fund does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The Fund is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. There is no assurance the Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

MEN is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, MEN is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, MEN is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of MEN. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares for MEN were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	91

Notes to Financial Statements (continued)

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

MEN may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of MEN’s remarketable VRDP Shares that were tendered for remarketing during the six months ended October 31, 2015 were successfully remarketed.

For the six months ended October 31, 2015, the average annualized dividend rates for the VRDP Shares was 0.97%.

On June 20, 2012, MEN commenced a three-year term ending June 24, 2015 (“special rate period”) with respect to its VRDP Shares. In May 2015, the special rate period was extended to June 22, 2016. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by MEN on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MEN is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MEN will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of SIFMA Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If MEN redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 22, 2016, the holder of the VRDP Shares and MEN may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

For the six months ended October 31, 2015, VRDP Shares issued and outstanding of MEN remained constant.

VMTP Shares

MHD, MUH, MUS, MUI and MVT (collectively, the “VMTP Funds”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

On December 7, 2012, MUI issued Series W-7 VMTP Shares, $100,000 liquidation value per share with a maturity date of January 4, 2016. Total proceeds received of $287,100,000 in a private offering of VMTP Shares were used to redeem all of MUI’s existing VRDP Shares on December 21, 2012. The fee agreement for MUI’s VRDP Shares with the liquidity provider which was for a two year term and was scheduled to expire on December 28, 2012 was terminated upon issuance of the VMTP Shares. Any such liquidity fees incurred by MUI through the date of issuance of the VMTP Shares are shown as liquidity fees in the Statements of Operations.

As of period end, the VMTP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MHD	12/16/11	837	$83,700,000	1/02/19
MUH	12/16/11	550	$55,000,000	1/02/19
MUS	12/16/11	870	$87,000,000	1/02/19
MUI	12/07/12	2,871	$287,100,000	1/02/19
MVT	12/16/11	1,400	$140,000,000	1/02/19

Each VMTP Fund is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. In May 2015, the term dates for MHD, MUH, MUS, MUI and MVT were extended until January 2, 2019. There is no assurance that the term of a Fund’s VMTP Shares will be extended further or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Fund redeems

92	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Funds fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

For the six months ended October 31, 2015, the average annualized dividend rates for the VMTP Shares were as follows:

	MHD	MUH	MUS	MUI	MVT
Rate	1.05%	1.05%	1.05%	1.05%	1.05%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

For the six months ended October 31, 2015, VMTP Shares issued and outstanding of each Fund remained constant.

Offering Costs: The Funds, with the exception of MUA, incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

MUI’s offering costs that were recorded as a deferred charge and amortized over the 30-year life of the VRDP Shares were accelerated and charged to expense immediately upon redemption of MUI’s VRDP Shares. Costs incurred in connection with the issuance of MUI’s VMTP Shares will be recorded as a deferred charge and amortized over the three-year life of the VMTP Shares.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend in the following amounts per share on December 1, 2015 to shareholders of record on November 16, 2015:

Common Dividend Per Share
MUA	$0.0600
MEN	$0.0605
MHD	$0.0860
MUH	$0.0775
MUS	$0.0675
MUI	$0.0655
MVT	$0.0830

Additionally, the Funds declared a net investment income dividend on December 1, 2015 payable to Common Shareholders of record on December 14, 2015 for the same amounts noted above.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	93

Notes to Financial Statements (concluded)

Additionally, certain Funds declared a net investment income dividend in the following amounts per share on December 1, 2015 payable to Common Shareholders of record on December 14, 2015, as follows:

Common Dividend Per Share
MUA	$0.006087
MHD	$0.015156
MUH	$0.006638
MVT	$0.004054

Additionally, MUI distributed long-term capital gains of $0.182003 per share and short-term gains of $0.001938 per share to shareholders of record on December 14, 2015.

The dividends declared on Preferred Shares for the period November 1, 2015 to November 30, 2015 for the Funds were as follows:

	Preferred Shares	Series	Dividend Declared
MEN	VRDP Shares	W-7	$106,582
MHD	VMTP Shares	W-7	$69,482
MUH	VMTP Shares	W-7	$45,658
MUS	VMTP Shares	W-7	$72,222
MUI	VMTP Shares	W-7	$238,332
MVT	VMTP Shares	W-7	$116,219

94	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Disclosure of Investment Advisory Agreements

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock MuniEnhanced Fund, Inc. (“MEN”), BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock MuniHoldings Fund II, Inc. (“MUH”), BlackRock MuniHoldings Quality Fund, Inc. (“MUS”), BlackRock Muni Intermediate Duration Fund, Inc. (“MUI”) and BlackRock MuniVest Fund II, Inc. (“MVT,” and together with MUA, MEN, MHD, MUH, MUS and MUI, each a “Fund,” and, collectively, the “Funds”) met in person on April 30, 2015 (the “April Meeting”) and June 11-12, 2015 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock.” The Advisory Agreements are also referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the April and June Meetings, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management services, administrative, and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; funds trading at a discount; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); fund size; portfolio manager’s investments in the funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each of MEN, MHD, MUH, MUS, MUI and MVT considered BlackRock’s efforts during the past year with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each of MEN, MHD, MUH, MUS, MUI and MVT has redeemed 100% of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to

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Disclosure of Investment Advisory Agreements (continued)

better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared the Funds’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

96	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Disclosure of Investment Advisory Agreements (continued)

develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category and the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of MUA noted that for the one-, three- and five-year periods reported, MUA ranked second out of three funds, first out of three funds and first out of three funds, respectively, against its Customized Lipper Peer Group Composite.

The Board of MEN noted that for the one-, three- and five-year periods reported, MEN ranked in the first, first and second quartiles, respectively, against its Customized Lipper Peer Group Composite.

The Board of each of MHD, MUH, MUI and MVT noted that for each of the one-, three- and five-year periods reported, its respective Fund ranked in the first quartile against its Customized Lipper Peer Group Composite.

The Board of MUS noted that for the one-, three- and five-year periods reported, MUS ranked in the second, first and second quartiles, respectively, against its Customized Lipper Peer Group Composite.

BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for each of the Funds in that it ranks the Fund’s performance on a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2014 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards may periodically receive and review information from independent third parties as part of their annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Boards considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	97

Disclosure of Investment Advisory Agreements (concluded)

factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of MUA noted that MUA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, respectively, relative to the Fund’s Expense Peers.

The Board of MEN and MVT noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers.

The Board of each of MHD and MUI noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers.

The Board of each of MUH and MUS noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

98	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Officers and Directors

Richard E. Cavanagh, Chair of the Board and Director

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

Barbara G. Novick, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective September 18, 2015, Robert W. Crothers resigned as Vice President of the Funds and Jonathan Diorio became a Vice President of the Funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agent Citigroup Global Markets Inc.[1] New York, NY 10179	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Liquidity Provider Citibank, N.A.[1] New York, NY 10179	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[1]	For MEN.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	99

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2015 for shareholders of record on June 1, 2015, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Approved the Directors as follows:

	Frank J. Fabozzi[1]			James T. Flynn[1]			Barbara G. Novick[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUA	32,981,858	1,038,917	0	32,887,078	1,133,697	0	33,002,290	1,018,485	0
	John M. Perlowski[3]			Karen P. Robards[1]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUA	33,082,089	938,686	0	32,937,253	1,083,522	0

For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

[1]	Class II.

[2]	Class III.

[3]	Class I.

Approved the Directors as follows:

	Michael J. Castellano			Richard E. Cavanagh			Frank J. Fabozzi¹
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	27,010,051	631,188	0	27,028,789	612,450	0	1,425	0	0
MHD	13,247,918	290,753	0	13,223,788	314,883	0	837	0	0
MUH	10,448,319	287,229	0	10,451,034	284,514	0	550	0	0
MUS	11,632,465	1,083,188	0	11,632,629	1,083,024	0	870	0	0
MUI	35,959,502	719,736	0	35,973,997	705,241	0	2,871	0	0
MVT	19,806,569	363,648	0	19,809,533	360,684	0	1,400	0	0
	Kathleen F. Feldstein			James T. Flynn			Jerrold B. Harris
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	26,962,050	679,189	0	26,963,910	677,329	0	26,950,867	690,372	0
MHD	12,995,600	543,071	0	13,223,788	314,883	0	13,220,988	317,683	0
MUH	10,454,630	280,918	0	10,440,281	295,267	0	10,432,483	303,065	0
MUS	11,617,444	1,098,209	0	11,635,602	1,080,051	0	11,624,655	1,090,998	0
MUI	35,894,924	784,314	0	35,963,083	716,155	0	35,941,158	738,080	0
MVT	19,708,744	461,473	0	19,741,200	429,017	0	19,788,537	381,680	0
	R. Glenn Hubbard			W. Carl Kester¹			Barbara G. Novick
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	27,005,212	636,027	0	1,425	0	0	27,049,077	592,162	0
MHD	12,921,378	617,293	0	837	0	0	13,022,329	516,342	0
MUH	10,485,610	249,938	0	550	0	0	10,484,647	250,901	0
MUS	11,626,012	1,089,641	0	870	0	0	11,741,212	974,441	0
MUI	35,900,945	778,293	0	2,871	0	0	36,035,177	644,061	0
MVT	19,628,360	541,857	0	1,400	0	0	19,851,166	319,051	0
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	27,057,371	583,868	0	27,047,005	594,234	0
MHD	13,251,193	287,478	0	12,983,473	555,198	0
MUH	10,474,883	260,665	0	10,454,688	280,860	0
MUS	11,733,210	982,443	0	11,681,787	1,033,866	0
MUI	36,026,531	652,707	0	35,964,571	714,667	0
MVT	19,831,324	338,893	0	19,750,647	419,570	0

¹	Voted on by holders of Preferred Shares only.

100	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Additional Information (continued)

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	101

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

102	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	103

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI7-10/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Fund II, Inc.

Date: January 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Fund II, Inc.

Date: January 4, 201611

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings Fund II, Inc.

Date: January 4, 2016

3